       As filed with the Securities and Exchange Commission on November 30, 1999

                                        Securities Act Registration No. 33-41692
                               Investment Company Act Registration No. 811-06351

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            |X|

                         Pre-Effective Amendment No. ____                    | |
                         Post-Effective Amendment No. 14                     |X|

                                     and/or

          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    |X|

                                Amendment No. 17                             |X|
                        (Check appropriate box or boxes)

                               GREEN CENTURY FUNDS
               (Exact Name of Registrant as Specified in Charter)
                           29 Temple Place, Suite 200
                           Boston, Massachusetts 02111
                    (Address of Principal Executive Offices)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 617-482-0800

           Kristina A. Curtis, Green Century Capital Management, Inc.
                  29 Temple Place, Boston, Massachusetts 02111
                     (Name and Address of Agent for Service)

                                    Copy to:
              Constance Dye Shannon, Sunstone Financial Group, Inc.
                207 E. Buffalo Street, Milwaukee, Wisconsin 53202


     It is proposed that this filing will become effective:

          ( )  immediately upon filing pursuant to paragraph (b)
          (X)  on November 30, 1999 pursuant to paragraph (b)
          ( )  60 days after filing pursuant to paragraph (a)(i)
          ( )  on (date) pursuant to paragraph (a)(i)
          ( )  75 days after filing pursuant to paragraph (a)(ii)
          ( )  on (date) pursuant to paragraph (a)(ii) of Rule 485.

     If appropriate, check the following box:
          (..) this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Domini Social Index Portfolio has also executed this Registration Statement.

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                                            PROSPECTUS



December 1, 1999                    THE GREEN CENTURY FUNDS


                                    The Green Century Balanced Fund
                                    The Green Century Equity Fund




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

AN OVERVIEW OF THE FUNDS
Objectives, Strategies and Risks
Annual Returns
Fees



ENVIRONMENTALLY RESPONSIBLE INVESTING
The Green Century Funds' Environmental Standards
Advocates for Corporate Environmental Responsibility
Support for Not-for-Profit Environmental Organizations

YOUR ACCOUNT
Account Minimums
How to Purchase Shares
How to Sell Shares
Transaction Information
Shareholder Account Statements
Dividends and Taxes
Valuation of Shares
Shares and Voting Rights

ORGANIZATION AND MANAGEMENT OF THE GREEN CENTURY FUNDS
The Green Century Balanced Fund
The Green Century Equity Fund and the Index Portfolio
The Green Century Funds

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
The Green Century Balanced Fund
The Green Century Equity Fund
Master-Feeder Investment Fund Structure
The Green Century Funds

FINANCIAL HIGHLIGHTS



For information on the Green Century Funds, call 1-800-93-GREEN. For information on how to open an account, and other account services, call 1-800-221-5519 9:00am to 5:00pm Eastern Time, Monday through Friday. For daily share price information and account balances call 1-800-221-5519, twenty-four hours a day.

AN OVERVIEW OF THE FUNDS

Founded by a partnership of non-profit environmental advocacy organizations, the Green Century Funds (Green Century or the Funds) are an open-end, diversified, no-load family of environmentally conscious mutual funds. Green Century provides people who care about a clean, healthy planet the opportunity to use the clout of their investment dollars to encourage environmentally responsible corporate behavior. This prospectus describes the Green Century Balanced Fund and the Green Century Equity Fund.

The following is designed to help you decide whether the Green Century Funds are appropriate for you. Below you will find information about each Fund's investment objectives, strategies, risks, performance and fees.

WHAT ARE THE OBJECTIVES OF THE GREEN CENTURY FUNDS?

The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of stocks and bonds which meet Green Century's standards for corporate environmental responsibility.

The Green Century Equity Fund's objective is to achieve long-term total return which matches the performance of an index composed of the stocks of 400 companies selected based on social and environmental criteria.

WHAT ARE THE PRINCIPAL INVESTMENT STRATEGIES?

The Green Century Balanced Fund invests primarily in the stocks and bonds of environmentally responsible companies, many of which also make positive environmental contributions. There is no predetermined percentage of assets allocated to either stocks or bonds, although the Balanced Fund will generally invest at least 25% of its net assets in bonds and may not invest more than 75% of its net assets in stocks.


The Green Century Balanced Fund seeks to invest in environmentally distinguished companies. In the Fund manager's experience, environmentally responsible companies tend to be small in size and tend to be growth rather than value companies. While the Fund may invest in companies of various sizes, the Fund may be more heavily weighted in smaller companies. The Fund may also invest in both growth and value stocks though it may be more heavily weighted in growth stocks. The bonds the Fund invests in may be of any maturity and credit quality. The Fund may invest up to 35% of its net assets in high yield, below investment grade bonds, commonly known as junk bonds.

The Green Century Equity Fund invests substantially all of its assets in the Domini Social Index Portfolio (the Index Portfolio) which invests in the stocks which make up the Domini 400 Social Index (the Index or the Social Index). The Social Index is comprised of the common stocks of 400 companies and is screened based on social and environmental criteria. The Index excludes those companies Green Century believes have the worst environmental and social records. The weightings of the stocks are based on market capitalizations, which means the largest companies comprise a higher percentage of the Index and the Index is more heavily weighted in large than in small companies. The Fund does not concentrate on a specific security or market sector. The Equity Fund is part of a master-feeder investment fund structure which means that the Fund invests in another registered investment company, the Index Portfolio, which has the same investment objective as the Fund.


ARE THE GREEN CENTURY FUNDS APPROPRIATE FOR ME?

Before investing in the Funds, you should carefully consider your investment goals, your timeline for achieving your goals and your tolerance for risk.

The Green Century Balanced Fund may be appropriate if you are seeking income from bond investments and also want to be invested in the stock market for its long-term growth potential.

The Green Century Equity Fund may be a suitable investment choice if you are seeking long-term growth from a portfolio of stocks.


The Green Century Funds are not suitable if you are primarily seeking current income from investments, investing for a short period of time or are uncomfortable with the short-term volatility of the stock market.


WHAT ARE THE RISKS?

Both Green Century Funds are heavily invested in stocks. Like all funds invested in stocks, each Green Century Fund's share price will fluctuate daily depending on the performance of the companies that comprise each Fund's investments, the general market and the economy overall. After you invest, the value of your shares may be less than what you paid for them. You may lose money by investing in the Funds. Also, as with any mutual fund, there can be no guarantee that either of the Green Century Funds will achieve its objective.

The Funds' environmental criteria limit the available investments compared with funds with no such criteria. Under certain economic conditions, this could cause each Fund's investment performance to be worse or better than similar funds with no environmental criteria.

The Balanced Fund may be more heavily weighted in small companies which involves greater risk than investing in the stocks of larger, more established companies. Small companies may lack the management experience, financial resources and product diversification of large companies and the frequency and volume of their trading may be less than that of larger companies. Therefore, the securities of small companies may be subject to wider and more erratic price fluctuations.The Balanced Fund may also invest up to 35% of its net assets in high yield, below investment grade bonds which involves greater risk than investing in more highly rated bonds, including the possibility of late repayments, default or bankruptcy. Higher yielding bonds may also be more negatively impacted by interest rate changes than higher quality bonds.

The Green Century Equity Fund invests essentially all of its assets in the stock market.As with all equity funds, the share price will fluctuate and may fall if the market as a whole declines or the value of the companies in which it invests falls. The large companies in which the Fund's portfolio is invested may perform worse than the stock market as a whole. The Fund will invest in the Social Index regardless of how the Index is performing. It will not shift concentration from one industry to another, or from stocks to bonds or cash, in order to defend against a falling stock market.

HOW HAVE THE FUNDS PERFORMED IN THE PAST?


The charts and table below provide some indication of the risks of investing in the Funds by illustrating that returns can differ from one year to the next and comparing this information to broad measures of market performance. Each Fund's past performance is no guarantee of how it will perform in the future.

Annual Total Returns

         Green Century Balanced Fund

40%

30%

20%

10%

0
--------------------------------------------------------------------------------
                            93       94     95       96       97       98

-10%

-20%

-0.47    -4.28    18.26    25.02    19.00   -10.10



         Green Century Equity Fund


40%

30%

20%

10%

0
--------------------------------------------------------------------------------
                         92*      93*     94*      95*      96       97       98

-10%

-20%
                 11.27         5.75    -1.10    35.09    21.26    35.71    32.32



As of September 30, 1999, the year-to-date return for the Green Century Balanced Fund was 15.56%. As of the same date, the year-to-date return for the Green Century Equity Fund was 3.98%.

Green Century Balanced Fund       Green Century Equity Fund


Best Quarter Ended 3/31/98        18.71%  Best Quarter Ended 12/31/98    24.46%
Worst Quarter Ended 9/30/98      -21.97% Worst Quarter Ended 9/30/98     -9.92%


Average Annual Total Returns

For the periods ended                 1 Year      5 Years       Since Inception
December 31, 1998


Green Century Balanced Fund          - 10.10%       8.65%            7.01%
(Inception March 18, 1992)
Lipper Balanced Fund Index             15.09%      13.87%           13.34%

Green Century Equity Fund              32.32%      23.79%           18.80%
(Inception June 3, 1991*)
S&P 500 Index                          28.58%      24.06%           19.20%

* The Green Century Equity Fund, which commenced investment operations in September 1995, invests all of its assets in an existing separate registered investment company which has the same investment objective as the Fund (the Index Portfolio). Consistent with regulatory guidance, the performance for the period prior to the Fund's inception, as listed below, reflects the performance of the Index Portfolio adjusted to reflect the deduction of the charges and expenses of the Fund.


WHAT FEES AND EXPENSES WILL I PAY?

The following table describes the fees and expenses you may pay if you buy and hold shares of the Green Century Funds.


                                              Balanced Fund     Equity Fund(3)
Shareholder Fees (fees paid directly from your investment)
         Maximum Sales Charge (Load) Imposed on Purchases
---               ---

         Maximum Deferred Sales Charge (Load)         ---               ---
         Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other
Distributions                                         ---               ---
         Redemption Fee(1)                            ---               ---
         Exchange Fee                                 ---               ---

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
         Management Fees                             0.75%             0.20%
         Distribution (12b-1) Fees                   0.25%              ---
         Other Expenses:
           Administrative Fees(2)                    1.50%             1.30%

         Total Annual Fund Operating Expenses        2.50%             1.50%

(1) A fee of $10.00 is charged for redemptions by wire. There is no charge for redemptions paid by check.

(2) Green Century Capital Management, Inc. (Green Century Capital Management), the administrator of each Fund, pays the operating expenses of the Funds (excluding interest, taxes, brokerage costs and other capital expenses and any extraordinary expenses). For this and other services, each Fund pays Green Century Capital Management an Administrative Fee at a rate such that the Equity Fund's total annual expenses are limited to 1.50% of the Equity Fund's average net assets and the Balanced Fund's total annual expenses are limited to 2.50% of the Balanced Fund's average net assets up to $30 million, 2.25% on its average net assets from $30 million to $100 million, and 1.75% on the Balanced Fund's average net assets in excess of $100 million. (3) For the Equity Fund, the table reflects the fees and expenses of the Equity Fund and of the Index Portfolio in which it invests its assets, combined.



Example
This example is intended to help you compare the costs of investing in a Green Century Fund with the cost of investing in other mutual funds. This example assumes that: (1) you invest $10,000 in a Fund; (2) redeem all of your shares at the end of the periods shown; (3) earn a 5% return each year; and (4) the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 Year                  3 Years            5 Years         10 Years
Balanced Fund              $253                      $779              $1331            $2836
Equity Fund                $153                      $474              $ 818            $1791




ENVIRONMENTALLY RESPONSIBLE INVESTING

THE GREEN CENTURY FUNDS' ENVIRONMENTAL STANDARDS

Environmentally responsible investing is investing based on your financial goals and your environmental values. While each Green Century Fund shares a commitment to environmental responsibility, each Fund employs a different strategy. This section is dedicated to describing Green Century's environmentally responsible investment strategies.

The Green Century Balanced Fund strives to invest in companies whose business is to protect the environment, and companies that have taken steps to minimize their environmental impact. The Fund seeks to invest in businesses committed to actively promoting a healthier environmental future. Such commitments might include producing renewable energy, recycling waste, providing appropriate technology for sustainable agriculture and offering effective remedies for existing environmental problems. The Fund also invests in companies whose primary business is not solving environmental problems but which conduct their business in an environmentally responsible manner. Green Century believes that well-managed environmentally responsible companies minimize their environmental risks, allowing them to enjoy competitive advantages from cost reductions, quality improvements, profitability enhancements and access to expanding and new growth markets. Thus, for both environmental and financial reasons, Green

Century applies rigorous selection criteria concerning the environmental behavior of the companies in which the Fund invests.

Environmental companies included in the portfolio develop products or processes that solve environmental problems in areas such as: alternative energy production, energy efficiency, water treatment and conservation, air pollution control, resource recovery, and pollution prevention. This category includes companies whose primary business is related to improving the environment and companies which have developed important environmental products or services as a significant component of their business.

Companies in the portfolio may also include environmentally benign companies whose overall impact on the environment, as measured by their consumption of natural resources, toxic emissions, environmental liabilities, solid waste generation and compliance with environmental law, is minimal but not necessarily nonexistent. Winslow Management Company (Winslow), the subadviser of the Balanced Fund, in cooperation with Green Century Capital Management, works with companies that do not have an articulated proactive environmental strategy to help them craft a comprehensive and proactive environmental program.

The Balanced Fund also invests in what Green Century Capital Management and Winslow perceive as "best in its class" companies that have implemented an environmental program that sets a standard for their industry group. These companies are recognized leaders in their sectors, contribute to meaningful reductions in pollutant emissions or waste generation, and demonstrate Green Century's belief that every company can be environmentally responsible.

Finally, environmentally responsible companies include environmental turnaround companies that may have a history of environmental problems, but have taken substantive steps to address the problems and minimize their impact on the environment. Turnaround companies include those who have abandoned certain products or processes that have been proven harmful to the environment, significantly reduced toxic emissions, or adopted broadscale pollution prevention and waste minimization programs.

The Green Century Equity Fund invests substantially all its assets in the Index Portfolio which invests in the 400 companies which make up the Social Index. The Index is screened to exclude those companies with the worst environmental and social records. This strategy directs environmentally concerned investors' dollars away from companies that flout basic standards for environmental responsibility. Green Century believes this creates an incentive for companies to become better environmental citizens.

Green Century also believes that those companies which pursue the least environmentally sound practices are at the greatest long term risk of negative economic consequences, while those which strive to be more environmentally responsible may benefit financially as a result. Enterprises which exhibit a social awareness should be better prepared to meet future societal needs for goods and services and may be less likely to incur certain legal liabilities that may be charged when a product or service is determined to be harmful. Green Century believes that over the long term such enterprises should be able to provide investors with a return that is competitive with enterprises that do not exhibit such social awareness.

In evaluating stocks for inclusion in the Social Index, Kinder, Lydenberg, Domini & Co., Inc. (KLD) considers a company's environmental performance; employee relations; corporate citizenship; product-related issues; and attitudes with regard to consumer issues

Environmental performance includes a company's record on waste disposal, toxic emissions, fines or penalties, and efforts in waste and emissions reductions, recycling, and use of environmentally beneficial fuels, products and services. Corporate citizenship includes the company's record on philanthropic activities and its interaction with the communities it affects. Employee relations include a company's record with regard to labor matters, its commitment to workplace safety, the breadth, quality and innovation of its employee benefit programs, and its commitment to provide employees with a meaningful participation in company profits either through stock purchase or profit sharing plans. KLD seeks to exclude companies which, based on data available to it, derive more than 2% of their gross revenues from the sale of military weapons; derive any revenues from the manufacture of tobacco products or alcoholic beverages; derive any revenues from gambling enterprises; own directly or operate nuclear power plants or participate in businesses related to the nuclear fuel cycle.

Neither the Green Century Balanced Fund nor the Green Century Equity Fund will knowingly invest in a company primarily engaged in the production of nuclear energy or the manufacture of nuclear equipment to produce nuclear energy or nuclear weapons, in the belief that these products are unacceptably threatening to a sustainable global environment. The Funds will not knowingly invest in a company primarily engaged in the manufacture of tobacco products, a major contributor to indoor air pollution and environmental health problems.

The Green Century Funds usually invest in many sectors of the economy, such as retail, finance, and consumer products. The Funds are not environmental sector funds which invest exclusively in companies whose business derives from environmental problems (such as waste-management or incinerator manufacturers), some of which have consistently negative environmental records.




THE GREEN CENTURY FUNDS ADVOCATE FOR CORPORATE ENVIRONMENTAL RESPONSIBILITY

The Green Century Funds believe that shareholder advocacy is a critical component of environmentally responsible investing and is actively involved in advocating for greater corporate environmental accountability.

Green Century uses its collective leverage, as shareholders, to advocate for more environmentally responsible policies at the companies in which the Funds invest. Green Century has worked with other environmentally conscious investors to file shareholder resolutions to preserve and protect threatened ecosystems; demand more aggressive recycling programs; more responsible environmental, health and safety policies; and more environmentally friendly production and purchasing policies. Green Century is committed to pursuing demands for improved corporate environmental responsibility. As part of this strategy, the Green Century Balanced Fund may hold small positions in companies which do not meet the Fund's environmental criteria for the express purpose of enabling the Fund to advocate for changes in irresponsible corporate behavior.

THE GREEN CENTURY FUNDS SUPPORT NOT-FOR-PROFIT ENVIRONMENTAL ORGANIZATIONS

The Green Century Funds were founded by non-profit environmental advocacy organizations. Unlike other investment advisers and administrators that are privately owned for the benefit of individuals or for-profit corporations, Green Century Capital Management is owned by Paradigm Partners, a California general partnership, the partners of which are all not-for-profit environmental advocacy organizations. This means that 100% of the net profits, when realized, earned by Green Century Capital Management on the fees it earns for managing the Funds will be distributed to these not-for-profit environmental advocacy organizations. These revenues will be used to further efforts to preserve and protect the environment-efforts that include filing lawsuits against companies that illegally pollute our air and waterways, campaigning to increase recycling and reduce wasteful packaging, and researching and advocating to reduce the use of toxic chemicals. The environmental organizations which founded and own Green Century Capital Management are: California Public Interest Research Group (CALPIRG), Citizen Lobby of New Jersey, Colorado Citizen Lobby, ConnPIRG Citizen Lobby, Fund for Public Interest Research, Massachusetts Public Interest Research Group (MASSPIRG), MOPIRG Citizen Organization, PIRGIM Public Interest Lobby, and Washington State Public Interest Research Group (WASHPIRG).


YOUR ACCOUNT


For information on the Green Century Funds, call 1-800-93-GREEN. For information on how to open an account, and other account services, call 1-800-221-5519 9:00am to 5:00pm Eastern Time, Monday through Friday. For daily share price information and account balances call 1-800-221-5519, twenty-four hours a day.



This section describes various shareholder policies including:
-         account minimums
-         how to purchase and sell shares
-         dividends and taxes
-         valuation of shares
-         a description of voting rights and liabilities

MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT
Regular Investment Account                                  $2,000
Individual Retirement Account (IRA) and Education IRA         $500
Uniform Gift or Transfer to Minors Account (UGMA/UTMA)        $500
NO MINIMUM INITIAL INVESTMENT IS REQUIRED FOR INVESTORS WHO WISH TO OPEN AN ACCOUNT WITH A $100 OR MORE A MONTH AUTOMATIC INVESTMENT PLAN.


TO ADD TO AN ACCOUNT
By Check, Wire or Exchange                                    $100
By Automatic Investment Plan                                   $50

MINIMUM BALANCES-Shareholders are encouraged to maintain a share balance of at least $1,000. Individual Retirement Accounts and Uniform Gift or Transfer to Minors Act accounts have a $500 minimum balance requirement. The Funds reserve the right, following 60 days' written notice to shareholders, to redeem all shares in accounts with balances less than the minimum. The Funds will mail the proceeds of the redeemed account to the shareholder. This provision does not apply to Automatic Investment Plan accounts. If the value of your account falls below the minimum as a result of market activity, an involuntary redemption will not be triggered.


HOW TO PURCHASE SHARES


OPENING AN ACCOUNT

MAIL To open an account by check, please complete and sign the registration form and mail it with a check made payable to Green Century Balanced Fund or Green Century Equity Fund to: Green Century Funds, P.O. Box 6110, Indianapolis, Indiana 46206-6110.


WIRE
You may also open an account by instructing your bank to wire Federal funds (monies of member banks within the Federal Reserve System) to the Green Century Funds' custodian bank. Your bank may impose a fee for sending a wire. If you are opening a new account by wire transfer, you must telephone the Funds to obtain additional information about this alternative. The Funds will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Please call 1-800-221-5519 weekdays from 9:00 a.m. to 5:00 p.m. Eastern Time for more information about how to purchase shares by wire. After calling, complete the registration form and mail it to the address given above. Wire the amount of your initial investment per the following instructions:
               Union Federal Savings Bank of Indianapolis, Indiana
               ABA#: 274070484
               DDA#: 590144707
               Green Century Balanced Fund OR Green Century Equity Fund
               For Further Credit: Your Name and Your Green Century Funds Account Number

EXCHANGE
You may also open an account in one Fund by exchanging shares with a value of $2,000 or more ($500 for an IRA, Education IRA or UGMA/UTMA account) from another Green Century Fund. Your new account will be established using the same name(s) and address as your existing account.


To exchange by telephone, call 1-800-221-5519 weekdays from 9:00 a.m. to 5:00 p.m. Eastern Time. To exchange by letter, write to the "Green Century Funds" at the address given above, including the name of the Fund from which you are exchanging, the registered name(s) of ownership and address, the account number, the dollar amount or number of shares to be exchanged and the Fund into which you are exchanging. Sign your name(s) exactly as it appears on your account statement. The exchange requirements for corporations, other organizations, trusts, fiduciaries, institutional investors and retirement plans may be different from those for individual accounts. Please call 1-800-

221-5519 for more information. The Funds reserve the right to modify or terminate the exchange privilege upon 60 days prior written notice to shareholders.


AUTOMATIC INVESTMENT
You may open an account with no initial investment if you enroll in the Automatic Investment Plan and invest a minimum of $100 a month through the Plan. Complete and sign the registration form, including the Automatic Investment Plan section and mail it to: Green Century Funds, P.O. Box 6110, Indianapolis, IN 46206-6110. You may terminate your participation in the Automatic Investment Plan at any time with written notification to the Funds at the same address.

MAKING ADDITIONAL INVESTMENTS
CHECK ($100 MINIMUM)
You may make subsequent investments by submitting a check for $100 or more with the remittance form sent you with your account statement. You may also mail your check with a letter of instruction indicating the amount of your purchase, your account number, and the name in which your account is registered, to: Green Century Funds, P.O. Box 6110, Indianapolis, IN 46206-6110.

WIRE ($100 MINIMUM)
You may also make additional investments by instructing your bank to wire Federal funds. Your bank may impose a fee for sending the wire. The Green Century Funds cannot be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Wire your additional investment per the instructions which follow.

         Union Federal Savings Bank of Indianapolis, Indiana
         ABA#: 274070484
         DDA#: 590144707
         Green Century Balanced Fund OR Green Century Equity Fund
         For Further Credit: Your Name and Your Green Century Funds Account
         Number

EXCHANGE ($100 MINIMUM)
Follow instruction No. 3 under "Opening an Account."

AUTOMATIC INVESTMENT PLAN ($50 MINIMUM)
You may arrange to make regular investments through automatic deductions from your checking or savings account. If you wish to select this option, please complete the appropriate section on your registration form. If you wish to set up an Automatic Investment Plan after opening an account, please call 1-800-93-GREEN for further information. You may terminate your participation in the Automatic Investment Plan at any time with written notification to the Funds at P.O. Box 6110, Indianapolis, IN 46206-6110.

HOW TO SELL SHARES (REDEMPTIONS)

         You can take money out of your account at any time by selling (redeeming) some or all of your shares. See also "Processing Time" on page xx.

TELEPHONE

This is the quickest and easiest way to sell Fund shares. In order to be able to redeem your shares by telephone, you must elect this option on your registration form when you open your account. If you did not elect telephone redemption on your registration form, call 1-800-221-5519 for more information. If you elected telephone redemption on your registration form, call 1-800-221-5519 to request either that the monies be wired or sent by check to the authorized bank account listed on your registration form or that a check be sent to you at the address listed on your registration form. You must also provide your name, address, Fund account number and social security number before you may redeem shares by telephone. All telephone redemption requests are recorded. There will be a charge for all wire redemptions. There is no charge for redemption by check. If you open an account by wire, you cannot redeem shares by telephone until the Funds' transfer agent has received your completed and signed registration form. Telephone redemption is not available for shares held in IRA accounts.


MAIL
In order to redeem your shares by mail, send a letter to the Green Century Funds and include the Fund name, the account registration name(s) and address, the account number, and the dollar amount or the number of shares you wish to redeem. Mail your letter to: Green Century Funds, P.O. Box 6110, Indianapolis, IN 46206-6110.

Sign your name(s) exactly as it appears on your account statement. For your protection and to prevent fraudulent redemptions, we require a signature guarantee for the signature of each person in whose name the account is registered on written redemption requests. You can obtain a signature guarantee from most banks, brokerage firms and savings institutions. Neither a notary public nor organizations which do not provide reimbursement in the case of fraud may provide a signature guarantee. The redemption requirements for corporations, other organizations, trusts, fiduciaries, institutional investors and Individual Retirement Accounts (IRAs) may be different from those for regular accounts. For more information please call 1-800-221-5519.



TRANSACTION INFORMATION

                  PURCHASES BY CHECK. Checks must be made payable to the Green Century Balanced Fund or the Green Century Equity Fund (or to the Green Century Funds). No third party checks will be honored. Checks also must be drawn on or payable through a U.S. bank and be in U.S. dollars. If you purchase shares with a check that is returned due to insufficient funds, your purchase will be canceled and you will be responsible for any losses or fees incurred in the transaction. If you purchase shares by check and redeem them within 15 days of purchase, the Funds will release your redemption proceeds when your check clears. It is possible, although unlikely, that this could take up to 15 days. Redemption requests by telephone, including exchanges, will be accepted prior to the expiration of the 15-day period if your check has cleared. If you purchase shares by Federal funds wire, you may avoid this delay.

                  LARGE REDEMPTIONS. If during any 90 day period, you redeem Fund shares worth more than $250,000 (or 1% of a Fund's assets if that percentage is less than $250,000), the Funds reserve the right to pay all or part of the redemption proceeds in kind, that is, in securities rather than in cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities for cash.

                  CONFIRMATION OF TRANSACTIONS. All purchases and redemptions will be confirmed promptly. Usually a confirmation of your purchase or sale of Fund shares will be mailed on the business day following receipt of your instructions.


                  SHARE PRICE CALCULATION. Once each business day, the share price for each Fund is calculated. This is the Fund's Net Asset Value (the NAV). Because the Green Century Funds are no-load, this is also the offering price at which each Fund share is sold. Shares are purchased at the next share price calculated after your order is received in good form. Shares are sold at the next share price calculated after your order is received in good form.


                  PROCESSING TIME. The Funds will normally send your redemption proceeds within one business day following the redemption request, but may take up to seven days (or longer in the case of shares recently purchased by check). All purchase and redemption requests received in good order by the Funds' transfer agent are executed, without a sales charge, at the next-determined net asset value. Reinvested dividends receive the net asset value as of the ex-dividend date.

                  TAX INFORMATION. A redemption of shares, including an exchange into another Fund, is a sale of shares and may result in a gain or loss for income tax purposes. Please see below for additional information on Dividends and Taxes.

                  SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER. Please be sure to complete the Social Security or Tax Identification Number section of the Funds' registration form when you open an account with the Green Century Funds. Federal tax law requires the Funds to withhold 31% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a Social Security or Tax Identification Number and certain other information or upon notification from the Internal Revenue Service or a broker that withholding is required. The Funds reserve the right to reject new account registrations without a Social Security or Tax Identification Number. The Funds also reserve the right to close, by redemption, accounts without Social Security or Tax Identification Numbers.

                  INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) AND TAX DEFERRED ACCOUNTS. Shares of the Funds are available for Individual Retirement Accounts
(IRAs), Roth IRAs, Simplified Employee Pension Plans (SEP-IRAs), SIMPLE IRAs, Education IRAs and 403(b)(7) accounts. For further information and to receive the appropriate forms, please call 1-800-93-GREEN.

                  TELEPHONE TRANSACTION LIABILITY. All investors may initiate transactions (except redemptions) by telephone upon opening an account. To redeem shares by telephone, you must elect this option in writing. See page xx for further information. Neither the Funds nor any of their service contractors will be liable for any loss or expense in acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use procedures that are considered to be reasonable, including requesting a shareholder to provide information about the account. To the extent that the Funds fail to use reasonable procedures to verify the genuineness of telephone instructions, the Funds and/or their service contractors may be liable for any losses due to telephone instructions that prove to be fraudulent or unauthorized.

SHAREHOLDER ACCOUNT STATEMENTS


                  Shareholders will receive quarterly statements showing all account activity during that quarter, including dividends. Additional purchases and redemptions will be confirmed promptly, usually as of the next business day after the purchase or redemption request is received. The Green Century Funds will send you detailed tax information on the amount and type of their dividends and distributions each year.



DIVIDENDS AND TAXES

                  The Funds normally declare and pay income dividends semiannually in June and December and distribute net capital gains once a year in December. Each Fund intends to distribute substantially all of its income and net capital gains.

                  You may opt to receive distributions in cash (via check) or have them reinvested in additional shares of the Funds. Dividends and capital gain distributions are automatically reinvested unless you request otherwise. If you invest in an Individual Retirement Account (IRA), all dividends and capital gains distributions must be reinvested; however, if you are over 59 1/2 years old, distributions from IRA accounts may be paid to you in cash (via check).

                  Except for tax-exempt accounts, including retirement accounts such as IRAs, dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gain distributions, if any (based on the applicable long-term capital gain holding period), are taxable as long-term capital gains regardless of the length of time you have owned your shares. Distributions of short-term capital gains are taxable as ordinary income.

                  A shareholder may also be subject to state and local taxes on dividends and distributions from the Funds. Shareholders will be notified to the extent, if any, that dividends reflect interest received from U.S. Government securities. Such dividends may be exempt from certain state income taxes.


VALUATION OF SHARES

                  The net asset value per share of each Green Century Fund is computed by dividing the value of each Fund's total assets, less its liabilities, by the total number of shares outstanding.

                  To determine the value of its assets, the Balanced Fund uses the current market value of the securities it holds. To determine the value of its assets, the Equity Fund uses the value of its interest in the Index Portfolio which is determined based on the current market value of the securities held by the Index Portfolio less its liabilities times the percentage which represents the Fund's share of the Index Portfolio.


                  The net asset value per share of each Fund is determined every business day as of the close of regular trading of the New York Stock Exchange (usually 4:00 p.m. Eastern Time). For share prices 24 hours a day, call 1-800-221-5519.




SHARES AND VOTING RIGHTS

                  As with other mutual funds, investors purchase shares when they put money in a Fund. Each share and fractional share entitles the shareholder to:

- Receive a proportional interest in a Fund's income and capital gain distributions

- Cast one vote per share on certain Fund matters, including the election of the Funds' directors and changes in fundamental policies.

The Funds are not required to hold annual meetings and, to avoid unnecessary costs, do not intend to do so except when certain matters, such as a change in its fundamental policies, must be decided. If a meeting is held and you cannot attend, you may vote by proxy. Before the meeting, the Funds will send you proxy materials that explain the issues to be decided and include instructions on voting.



ORGANIZATION AND MANAGEMENT OF THE GREEN CENTURY FUNDS

This section provides details on how the Funds are organized and who manages the Funds.

The Green Century Funds were organized on July 1, 1991 as a Massachusetts business trust. The Green Century Funds are a diversified open-end management investment company, a mutual fund. The Funds are governed by a Board of Trustees which meets regularly to review the Funds' investments, performance, expenses, environmental criteria and other business affairs. The Index Portfolio is governed by its Board of Trustees.

THE GREEN CENTURY BALANCED FUND

INVESTMENT ADVISER. Green Century Capital Management, 29 Temple Place, Suite 200, Boston, Massachusetts 02111, is the investment adviser for the Balanced Fund and oversees the portfolio management of the Balanced Fund on a day-to-day basis. Green Century Capital Management's role is to ensure that the Balanced Fund's investment objective and environmental and investment policies are accurately and effectively implemented. Green Century Capital Management has served as investment adviser and administrator for the Balanced Fund since the commencement of operations of the Balanced Fund.

SUBADVISER. Winslow Management Company, 60 State Street, Boston, Massachusetts 02109 serves as the Subadviser for the Balanced Fund. Winslow, a division of Adams, Harkness, & Hill, Inc. (AHH) conducts the day-to-day investment management for the Balanced Fund consistent with the guidelines set by Green Century Capital Management. Winslow uses a fundamental security analysis of each investment. This qualitative approach is complemented with a computer model that ranks a large group of securities based on several factors.

Winslow has managed investments in environmental and environmentally responsible companies since 1984. Winslow has been a division of AHH since April 1, 1999 and formerly was a division of Eaton Vance Management. As of August 31, 1999, Winslow had $100 million in assets under management. Jackson W. Robinson has served as the day-to-day portfolio manager of the Balanced Fund since July 1, 1995. Mr. Robinson has served as President of Winslow since 1984. Winslow is paid by the Adviser (not the Fund).


FEES. For the services Green Century Capital Management and Winslow provided to the Balanced Fund during the fiscal year ended July 31, 1999, they received a total of 0.75% of the average daily net assets of the Fund.

THE GREEN CENTURY EQUITY FUND AND THE INDEX PORTFOLIO

INVESTMENT MANAGER. Domini Social Investments LLC, 11 West 25th Street, New York, New York 10010 (DSI) provides investment supervisory services, operational support and administrative services to the Index Portfolio. DSI was organized in April, 1997. It was formed by principals of KLD, the former investment adviser for the Index Portfolio, and other investment company and marketing professionals.

INVESTMENT SUBMANAGER. Mellon Equity Associates, 500 Grant Street, Pittsburgh, Pennsylvania 15258 (Mellon Equity) provides investment submanagement services to the Index Portfolio on a day-to-day basis. Mellon Equity determines what securities shall be purchased, sold or exchanged to track the composition of the Social Index. Mellon Equity does not determine the composition of the Social Index.


Mellon Equity is a Pennsylvania business trust founded in 1987. As of August 31, 1999, Mellon Equity had approximately $32 billion in assets under management. Mellon is paid by DSI (not by the Index Portfolio or the Equity Fund.)


John R. O'Toole, a senior vice president of Mellon Equity, has been primarily responsible for the day-to-day portfolio management of the Index Portfolio since November 1994.

FEES. For services DSI and Mellon Equity provided to the Index Portfolio during the fiscal year ended July 31, 1999, they received a total of 0.20% of the average daily net assets of the Portfolio, after waivers.

THE GREEN CENTURY FUNDS

ADMINISTRATOR. Green Century Capital Management serves as the Administrator of the Green Century Funds. Green Century Capital Management pays all the expenses of each Fund except the investment advisory fees, if any; any Distribution Plan fees; interest, taxes, brokerage costs and other capital expenses; expenses of the non-interested Trustees of the Funds (including counsel fees); and any extraordinary expenses.

For its services, the Administrator received a fee of 1.50% of the Balanced Fund's average daily net assets and 1.30% of the Equity Fund's average daily net assets for the Funds' most recent fiscal year.


SUBADMINISTRATOR. Sunstone Financial Group, Inc. (Sunstone) serves as the sub-administrator of the Funds. Sunstone is responsible for conducting certain administrative services for the Funds subject to the direction of Green Century Capital Management. Sunstone receives a fee from the Administrator (not the Funds). Sunstone and its affiliates provided administration, transfer agent and/or distribution services to 19 fund families representing over $20 billion in assets as of June 30, 1999.

DISTRIBUTOR AND DISTRIBUTION PLAN. Sunstone Distribution Services, LLC, an affiliate of Sunstone, serves as the Distributor of the shares of the Funds.

The Board of Trustees of Green Century has adopted a Distribution Plan for the Balanced Fund in accordance with Rule 12b-1 after determining that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders. The Balanced Fund pays a distribution fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of the Fund. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

TRANSFER AGENT. Unified Fund Services, Inc. is the transfer agent and shareholder services provider for the Green Century Funds. As of August 31, 1999, Unified provided services to 41 fund groups representing over $3.7 billion in assets.


CUSTODIAN. Investors Bank & Trust Company (IBT) is the custodian for the Green Century Funds and the Index Portfolio. As of August 31, 1999, IBT had approximately $250 billion in assets under custody and provided services for approximately 66 mutual fund groups.


AUDITORS. KPMG LLP are the independent auditors of the Green Century Funds and the Index Portfolio.


ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

This section provides a detailed description of the Funds' investment objectives, strategies and risks. The Statement of Additional Information provides further information regarding the investment objectives, policies and risk factors of the Funds.

THE GREEN CENTURY BALANCED FUND

The Green Century Balanced Fund's investment objective is to provide capital growth and income from a diversified portfolio of stocks and bonds which meet the Fund's standards for corporate environmental responsibility. The Balanced Fund's assets may be invested in: common stock, preferred stock and other equity securities, bonds and other fixed income securities, floating rate obligations, and money market instruments, in each case, compatible with the Fund's commitment to environmental responsibility. The other fixed income securities in which the Fund may invest include: U.S. Government securities, mortgage-backed securities, and zero coupon securities. The Fund may also engage in writing and purchasing options on portfolio securities.

There is no predetermined percentage of assets allocated to either stocks or bonds, although the Balanced Fund will generally invest at least 25% of its net assets in fixed income securities (bonds). The Fund may not invest more than 75% of its net assets in equity securities (stocks). For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash and other money market and short-term instruments. Any such temporary defensive investing will also comply with the Fund's environmental criteria. The effect of taking such a position is that the Fund may not achieve its investment objective.

ZERO COUPON SECURITIES. The Balanced Fund may invest in zero coupon securities which do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accrued discount (representing interest accrued but not paid) are paid at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current cash distributions of interest.

HIGH YIELD DEBT SECURITIES. The Balanced Fund may invest up to 35% of its net assets in fixed income securities that, at the time of the investment, are either rated CCC or higher by S&P or Caa or higher by Moody's or, if not rated, considered to be of equivalent quality by the Subadviser of the Balanced Fund. The Statement of Additional Information provides a description of bond rating categories. Below investment grade securities (those rated below BBB by S&P or Baa by Moody's or their equivalent) are commonly referred to as "junk bonds." As of July 31, 1999, 25.3% of the net assets of the Balanced Fund were invested in below investment grade securities.

While these securities generally offer higher yields than investment grade securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy. Generally, they are considered to be predominantly speculative regarding, and more dependent on, the issuer's ability to pay interest and repay principal. Such inability (or perceived inability) would likely lessen the value of such securities, which could lower the Fund's net asset value per share. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Other potential risks associated with investing in high-yield securities include: heightened sensitivity of highly-leveraged issuers to adverse economic changes and individual-issuer developments; subordination to the prior claims of other creditors; adverse publicity and changing investor perceptions about these securities; and generally less liquid markets. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal and interest on its holdings. Because of the associated risks, successful investments in high-yield, high-risk securities are more dependent on the Subadviser's credit analysis than generally would be the case with investments in investment grade securities.

Many corporate high yield bonds are issued pursuant to Rule 144A under the Securities Act of 1933 and therefore are subject to the Fund's restriction that no more than 15% of the Fund's net assets can be invested in illiquid securities.

REPURCHASE AGREEMENTS. As a means of earning income for periods as short as overnight, the Balanced Fund may enter into repurchase agreements with selected banks and broker-dealers. Under a repurchase agreement, the Fund acquires securities, subject to the seller's agreement to repurchase at a specified time and price. There may be delays and risks of loss if the seller is unable to meet its obligation to repurchase. Default by the seller would expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

THE GREEN CENTURY EQUITY FUND

The Green Century Equity Fund's investment objective is to achieve long-term total return which matches the performance of the Social Index, an index of stocks of 400 companies selected by using social and environmental criteria. It invests substantially all of its assets in the Index Portfolio, a diversified portfolio of 400 common stocks. Since the investment characteristics of the Equity Fund will correspond to those of the Index Portfolio, the following is a description of the Index Portfolio's investment policies.

The Index Portfolio invests substantially all its assets in the common stocks comprising the Social Index, developed and maintained by Kinder, Lydenberg, Domini & Co., Inc. (KLD). The Index Portfolio is comprised of the common stocks of approximately 400 companies and seeks to exclude corporations with poor environmental and social records. In constructing the Index, KLD first considers companies' environmental and social records. KLD also seeks to maintain a broad representation of industries in the Index although certain industry sectors will be excluded entirely based on the social criteria. KLD may also exclude from the Index companies which are in bankruptcy or which KLD believes may soon be bankrupt. The weightings of the stocks comprising the Social Index are based upon market capitalization. To keep portfolio turnover low and to more accurately reflect the performance of the market, the Index is maintained using a "buy and hold" strategy. KLD may however remove a company from the Index if it has been acquired by another company, if it is no longer financially viable, or because its social profile has deteriorated. The criteria used in developing and maintaining the Social Index involve subjective judgment by KLD. The Index Portfolio is not managed in the traditional investment sense, since changes in the composition of its securities holdings are made in order to track the changes in the composition of securities included in the Social Index.


The Index Portfolio may invest cash reserves in high quality short-term debt securities issued by agencies or instrumentalities of the United States Government, bankers' acceptances, commercial paper, certificates of deposit, bank deposits or repurchase agreements provided that the issuer satisfies KLD's social criteria. The Index Portfolio's policy is to hold its assets in such securities pending readjustment of its holdings of stocks comprising the Social Index and in order to meet anticipated redemption requests. Such investments are not intended to be used for defensive purposes in periods of anticipated market decline.


The Index Portfolio buys and sells stocks periodically so that its holdings will correspond, to the extent reasonably practicable, to the Social Index. The timing and extent of adjustments in the holdings of the Index Portfolio, and the extent of the correlation of the holdings of the Portfolio with the Index, reflects the judgment of the Index Portfolio's submanager as to the appropriate balance between the goal of correlating the holdings of the Index Portfolio with the composition of the Index, and the goals of minimizing transaction costs and keeping sufficient reserves available for anticipated redemptions from the Index Portfolio. To the extent practicable, the Index Portfolio will seek a correlation between the weightings of securities held by the Index Portfolio and the weightings of the securities in the Social Index of 0.95 or better. A figure of 1.00 would indicate a perfect correlation. The Index Portfolio's ability to duplicate the performance of the Index will depend to some extent on the size and timing of cash flows into and out of the Index Portfolio as well as the Index Portfolio's expenses.

THE MASTER-FEEDER INVESTMENT FUND STRUCTURE

                  Unlike other mutual funds which directly manage their own portfolio securities, the Equity Fund seeks to achieve its investment objective by investing all of its investable assets in the Index Portfolio, a separate registered investment company with the same investment objective as the Equity Fund. Other mutual funds or institutional investors may also invest in the Index Portfolio on the same terms and conditions as the Equity Fund and pay a proportionate share of the Index Portfolio's expenses. However, the other investors may sell their shares at different prices than the Equity Fund due to variations in sales commissions and operating expenses; these differences may result in differences in returns experienced by investors in the different funds that invest in the Index Portfolio. Such differences in returns are also present in other mutual fund structures.



The Equity Fund may withdraw its investment from the Index Portfolio if the Board of Trustees of Green Century determines that it is in the best interest of the Equity Fund to do so. The Board of Trustees would then consider what action might be taken, including the investment of the assets of the Equity Fund in another pooled investment entity having the same investment objective as the Equity Fund or the retention of an investment adviser to manage the Equity Fund's assets. There is currently no intention to change the Fund's investment structure.

THE GREEN CENTURY FUNDS


FOREIGN SECURITIES. While both Funds and the Index Portfolio emphasize investment in U.S. companies, they may also invest in foreign securities. The Balanced Fund may invest up to 25% of its assets in foreign securities of the same types as the domestic securities in which the Fund may invest. The Funds may also invest in American Depository Receipts ("ADRs") and the Balanced Fund may invest in Global Depository Receipts ("GDRs") with respect to such foreign securities. The Balanced Fund may also invest in certificates of deposit issued by foreign banks, foreign and domestic branches of U.S. banks and obligations issued or guaranteed by foreign governments or political subdivisions thereof.

Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). Any foreign investments must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

PORTFOLIO TURNOVER. Purchases and sales are made for a portfolio whenever necessary, in management's opinion, to meet its investment objective. Higher levels of activity result in higher transaction costs and may also result in higher taxable capital gains distributions to shareholders. The portfolio turnover rates of the Balanced Fund for the fiscal years ended June 30, 1997 and 1998 were 109% and 96% respectively. The Balanced Fund's portfolio turnover rate for the one-month period ended July 31, 1998 was 4%, not annualized, and for the fiscal year ended July 31, 1999 was 91%.

Frequent changes in the Index Portfolio's holdings may result from the policy of attempting to correlate the Index Portfolio's securities holdings with the composition of the Social Index. The annual portfolio turnover rates of the Index Portfolio for the fiscal years ended July 31, 1997, 1998 and 1999 were 1%, 5%, and 8% respectively.


YEAR 2000. Some computer systems are not able to properly recognize date-related information as of the Year 2000 (Y2K) and beyond. Because this problem could harm the Funds if not corrected, Green Century Capital Management has upgraded the computers we use and monitored the progress that the Funds' major service providers have made in becoming Y2K compliant. Although Green Century Capital Management has received information that critical systems should continue to function past January 1, 2000, this can not be guaranteed. In addition, companies in which the Funds are invested could have Y2K computer problems which, if not resolved, could negatively effect the value of their securities and, in turn, the performance of the Funds.

INVESTMENT RESTRICTIONS. As a matter of fundamental investment policy which cannot be changed without shareholder approval, no more than 25% of the value of each Fund's and the Index Portfolio's assets may be invested in any one industry (excluding U.S. Government securities) although the Equity Fund will invest all of its assets in the Index Portfolio, and the Index Portfolio may and would invest more than 25% of its assets in an industry if stocks in that industry were to comprise more than 25% of the Social Index. An industry must represent 25% or more of the Social Index before the Index Portfolio may invest more than 25% of its assets in that industry. If the Index Portfolio were to concentrate its investments in a single industry, the Index Portfolio and the Equity Fund would be more susceptible to risks associated with that industry than would a fund which was not so concentrated. In addition, as a matter of fundamental policy, the Equity Fund will invest all of its assets (either directly or through the Index Portfolio) in one or more of: (i) stocks comprising an index of securities selected applying social and environmental criteria (currently the Social Index), (ii) short-term debt securities of issuers which meet social criteria, (iii) cash, and (iv) options on equity securities. These fundamental policies cannot be changed without the approval of the holders of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended) of the Funds and the Index Portfolio. For further information on fundamental and non-fundamental policies and restrictions, see the Statement of Additional Information.


The investment objective of the Balanced Fund is not fundamental and may be changed without the approval of the shareholders. The investment objectives of the Equity Fund and the Index Portfolio also are not fundamental and may be changed without the approval of the shareholders or investors if written notice is provided to shareholders thirty days prior to implementing the change. Because of the risks inherent in all investments, there can be no assurance that the objectives of the Funds will be met. Except as stated otherwise, all investment guidelines, policies and restrictions described here and in the Statement of Additional Information are non-fundamental.


FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Funds' financial performance for the period of the Funds' operations. Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment (assuming reinvestment of all dividends and distributions). The information for the Balanced Fund for the five fiscal periods ended July 31, 1999 and for the Equity Fund for the four fiscal periods ended July 31, 1999 has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the Funds' Annual Report which is available upon request.

GREEN CENTURY BALANCED FUND




                                                                      FOR THE
                                                      FOR THE        ONE MONTH
                                                     YEAR ENDED        ENDED             FOR THE YEARS ENDED JUNE 30,
                                                   JULY 31, 1999   JULY 31, 1998        1998        1997        1996        1995
                                                   -------------   -------------        ----        ----        ----        ----
Net Asset Value, beginning of period                   $  12.68      $ 13.79        $    13.53   $   13.34   $   11.03   $    9.68
Income from investment operations:
     Net investment income                                 0.11           --              0.02        0.12        0.10        0.10

     Net realized and unrealized gain (loss)
         on investments                                    0.40        (1.11)             1.68        1.77        2.31        1.35

Total increase (decrease) from investment
       operations                                          0.51        (1.11)             1.70        1.89        2.41        1.45

Less dividends and distributions:
     Dividends from net investment income                 (0.11)          --             (0.09)      (0.10)      (0.10)      (0.10)

     Distributions from net realized gains                (0.87)          --             (1.35)      (1.60)         --          --


Total decrease from dividends and distributions           (0.98)          --             (1.44)      (1.70)      (0.10)      (0.10)


Net Asset Value, end of period                         $  12.21      $ 12.68        $    13.79   $   13.53   $   13.34   $   11.03

Total return                                               4.93%       (8.05)%(a)        13.13%      15.22%      21.98%      15.00%
Ratios\Supplemental data:
     Net assets, end of period (in 000's)              $ 15,269      $15,212        $   16,286   $  11,022   $   8,215   $   3,291

     Ratio of expenses to average net assets               2.50%        2.50% (b)         2.50%       2.50%       2.50%       2.50%
     Ratio of net investment income to average
       net assets                                          1.00%        0.22% (b)         0.12%       0.94%       0.85%       0.97%
     Portfolio turnover                                      91%           4% (a)           96%        109%        136%         16%

(a)   Not annualized
(b)   Annualized

GREEN CENTURY EQUITY FUND



                                                                                                          FOR THE PERIOD
                                                                                                          SEPTEMBER 13, 1995
                                                   FOR THE YEARS ENDED JULY 31,                           (COMMENCEMENT OF
                                                   --------------------------------------------------     OPERATIONS) TO
                                                   1999                 1998              1997            JULY 31, 1996

Net Asset Value, beginning of period               $ 20.44              $ 16.86           $ 11.04         $ 10.00
                                                   -------              -------           -------         -------

Income from investment operations:
       Net investment income (loss)                  (0.08)               (0.03)             0.02            0.02

       Net realized and unrealized gain on            4.47                 3.62              5.84            1.04
       investment                                  -------              -------           -------         -------

     Total increase from investment operations        4.39                 3.59              5.86            1.06
                                                   -------              -------           -------         -------

Less dividends and distributions:
       Dividends from net investment income              -                    -             (0.03)          (0.02)

       Distributions from net realized gains         (0.21)               (0.01)            (0.01)              -
                                                   -------              -------           -------         -------
       Total decrease from dividends and
       distributions                                 (0.21)               (0.01)            (0.04)          (0.02)
                                                   -------              -------           -------         -------

Net Asset Value, end of period                     $ 24.62              $ 20.44           $ 16.86         $ 11.04
                                                   =======              =======           =======         =======

Total return                                         21.56%               21.32%            53.14%          10.64% (a)
Ratios/supplemental data
       Net Assets, end of period (in 000's)        $29,764              $15,476           $ 5,275         $   880
       Ratio of expenses to average net assets        1.50%                1.50%             1.50%           1.50% (b)



       Ratio of net investment income (loss) to    (0.46)%              (0.26)%           0.07%               0.49%(b)
       average net assets
       Portfolio turnover (c)                           8%                   5%              1%                n/a

(a)    Not annualized.
(b)    Annualized.
(c)    Represents portfolio turnover for the Index Portfolio.







BACK COVER

INVESTMENT ADVISER (Balanced Fund) AND ADMINISTRATOR
Green Century Capital Management, Inc.
29 Temple Place Boston, MA 02111
1-800-93-GREEN

INVESTMENT SUBADVISER (Balanced Fund)
Winslow Management Company
60 State Street
Boston, MA 02109

INVESTMENT MANAGER (Index Portfolio)
Domini Social Investments LLC
11 West 25th Street, 7th Floor
New York, NY 10010

INVESTMENT SUBMANAGER (Index Portfolio)
Mellon Equity Associates
500 Grant Street, Suite 3700
Pittsburgh, PA 15258

COUNSEL TO INDEPENDENT TRUSTEES OF THE FUNDS
Debevoise & Plimpton
555 13th Street, N.W.
Washington, DC 20004

SUBADMINISTRATOR and DISTRIBUTOR
Sunstone Financial Group, Inc. (Subadministrator)
Sunstone Distribution Services, LLC (Distributor)
207 East Buffalo Street, Suite 400
Milwaukee, WI 53202

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
Unified Fund Services, Inc.
431 North Pennsylvania Street
Indianapolis, IN 46204-1806

COUNSEL TO GREEN CENTURY CAPITAL MANAGEMENT, INC.
Goulston & Storrs
400 Atlantic Avenue
Boston, MA 02110

INDEPENDENT AUDITORS
KPMG LLP
99 High Street
Boston, MA 02110



A Statement of Additional Information about the Funds has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. Additional information about the Green Century Funds' investments is available in the Funds' annual and semi-annual reports. The annual report includes a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. To obtain free copies of any these documents or to make shareholder inquiries, call 1-800-93-GREEN.


Fund reports and the Statement of Additional Information are also available from the Securities and Exchange Commission website, www.sec.gov. Copies may be obtained upon payment of a duplicating fee, by writing the SEC's Public Reference Section, Washington DC 20549. You may also visit the SEC's public reference room in Washington, D.C. For more information about the Public Reference Room you may call the SEC at 1-800-SEC-0330.




811-06351

STATEMENT OF ADDITIONAL INFORMATION

                               GREEN CENTURY FUNDS

             29 Temple Place, Suite 200, Boston, Massachusetts 02111

     Green Century Funds (the "Trust" or "the Funds" or "Green Century") offers two separate series (each, a "Fund"), each with its own investment objective. Each Fund pursues its respective investment objective through investments consistent with the Trust's commitment to environmental responsibility. The GREEN CENTURY BALANCED FUND (the "Balanced Fund") seeks capital growth and income from a diversified portfolio of stocks and bonds. The GREEN CENTURY EQUITY FUND (the "Equity Fund") seeks to provide its shareholders with long-term total return which matches the performance of the "Domini Social IndexSM" (the "Social Index"), an index made up of the stocks of 400 companies selected using environmental and social criteria. The Equity Fund seeks to achieve its investment objective by investing all of its investable assets (the "Assets") in the Domini Social Index Portfolio (the "Index Portfolio"), a diversified open-end management investment company having the same investment objective as the Equity Fund. The Index Portfolio invests in the common stocks included in the Social Index. There can be no assurance that the investment objective of either Fund will be achieved.


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Trust's Prospectus dated December 1, 1999 a copy of which may be obtained from the Trust at the address noted above or by telephoning 1-800-93-GREEN. Terms used but not defined herein, but which are defined in the Prospectus, are used as defined in the Prospectus. This Statement of Additional Information incorporates by reference the financial statements described on page __. These financial statements can be found in the Funds' Annual Report. An investor may obtain copies of the Funds' Annual Report by writing the Trust at the address noted above or by telephoning 1-800-93-GREEN.


     The following financial statements are incorporated by reference to the Annual Report dated July 31, 1999, of Green Century Funds (File No. 811-06351) as filed with the Securities and Exchange Commission on September 29, 1999.


          1.   Green Century Balanced Fund Portfolio of Investments
          2.   Green Century Balanced Fund Statement of Assets and Liabilities
          3.   Green Century Balanced Fund Statement of Operations
          4.   Green Century Balanced Fund Statement of Changes in Net Assets
          5.   Green Century Balanced Fund Financial Highlights
          6.   Green Century Equity Fund Statement of Assets and  Liabilities
          7.   Green Century Equity Fund Statement of Operations
          8.   Green Century Equity Fund Statement of Changes in Net Assets
          9.   Green Century Equity Fund Financial Highlights
          10.  Notes to financial Statements
          11.  Independent Auditors' Report
          12.  Domini Social Index Portfolio of Investments

          13.  Domini Social Index Portfolio Statement of Assets and Liabilities
          14.  Domini Social Index Portfolio Statement of Operations
          15.  Domini Social Index Portfolio Statement of Changes in Net Assets
          16.  Domini Social Index Portfolio Financial Highlights
          17.  Domini Social Index Portfolio Notes to Financial Statements
          18.  Independent Auditors' Report

Shareholder may obtain a copy of the Annual Report, without charge, by calling 1-800-93-GREEN

    Table of Contents                                                       Page
    -----------------                                                       ----
    The Green Century Funds ............................................
    Investment Objectives, Risks and Policies...........................
    History of Green Century Funds and Green Century and
      Capital Management Shareholder Activism...........................
    Investment Restrictions.............................................
    Trustees and Officers...............................................
    Investment Advisers and Managers....................................
    Administrator, Subadministrator, Transfer Agent and Custodian,
    and Expenses........................................................
    Distribution Plan...................................................
    Financial Intermediaries ...........................................
    Net Asset Value; Redemption in Kind.................................
    Performance Advertising.............................................
    Federal Taxes.......................................................
    Description of Shares, Voting Rights and Liabilities................
    Portfolio Transactions and Brokerage Commissions....................
    Independent Auditors and Experts....................................
    Additional Information..............................................
    Financial Statements................................................
    Appendix - Description of Securities Ratings........................


The date of this Statement of Additional Information is December 1, 1999.

THE GREEN CENTURY FUNDS

The Green Century Funds is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 1, 1991.

INVESTMENT OBJECTIVES, RISKS AND POLICIES



     The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Funds and the Index Portfolio.

                                  BALANCED FUND

     U.S. Government Agency Obligations--The Fund will invest in obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government (i.e., direct pass-through certificates of the Government National Mortgage Association ("GNMA")), some of which are supported by the right of the issuer to borrow from the U.S. Government (i.e., obligations of the Federal Home Loan Banks) and some of which are backed only by the credit of the issuer itself (i.e., obligations of the Student Loan Marketing Association).

     Repurchase Agreements--Repurchase agreements may be entered into for the Fund only with selected banks or broker-dealers. This is an agreement in which the seller of a security agrees to repurchase from the Fund the security sold to the Fund at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the seller of the security. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will usually be short, from overnight to one week. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Fund will always receive as collateral securities whose market value (which is marked to the market daily), including accrued interest, will be at least equal to 100% of the dollar amount invested on behalf of the Fund in each agreement along with accrued interest. Payment for such securities will be made by the Fund only upon physical delivery or evidence of book entry transfer to the account of the Trust's custodian. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. If the seller of the security defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral on behalf of the Fund may be delayed or limited in certain circumstances. The seller of the security may also fail to repurchase the obligations. Repurchase agreements are considered collateralized loans under the 1940 Act.

     A repurchase agreement with more than seven days to maturity may not be entered into for the Fund if, as a result, more than 15% of the market value of the Fund's net assets would be invested in such repurchase agreements together with any illiquid securities that the Fund may hold. The Balanced Fund has no current intention to invest more than 5% of its net assets in repurchase agreements.

     Certificates of Deposit--The Fund may invest in certificates of deposit of large domestic or foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of one billion U.S. dollars or the equivalent thereof) and certificates of deposit of smaller banks as described below. Although the Trust recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign banks or foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign bank or a foreign branch of a domestic bank. (See "Foreign Securities".)

     The Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had at the time of their most recent annual financial statements total assets of less than one billion dollars, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and
(iii) at the time of acquisition, no more than 10% of the Fund's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of one billion dollars.

     When-Issued Securities--The Fund may purchase securities offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or forward delivery securities may be more or less than the purchase price. The Trust does not believe that the Fund's net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis. The Fund will establish a segregated account in which it will maintain cash, U.S. Government securities and high-grade debt obligations equal in value to commitments for when-issued or forward delivery securities.

     Mortgage-Backed Securities and Mortgage Pass-Through Securities--The Fund may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below.

     Unscheduled or early payments on the underlying mortgage may shorten the securities' effective maturities and lessen their growth potential. The Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose the Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of noncallable debt securities.

     Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

     Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

     FHLMC is a corporate instrumentality of the United States Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Fund's investment adviser and investment subadviser determine that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     Foreign Currencies--Investments in foreign securities usually will involve currencies of foreign countries. Moreover, the Fund temporarily may hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts, foreign currency futures contracts and options on such contracts. Because of these factors, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts to purchase or sell foreign currencies.

     Because the Balanced Fund may be invested in both U.S. and foreign securities markets, changes in the Fund's share price will not be correlated with movements in the U.S. markets. The Fund's share price will reflect the movements of both the different stock and bond markets in which it is invested and of the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. The Fund may invest in many securities markets around the world in an attempt to take advantage of opportunities wherever they may arise.

     Floating Rate Obligations--Certain of the obligations that the Fund may purchase have a floating or variable rate of interest. Such obligations bear interest at rates that are not fixed, but which vary with changes in specific market rates or indices, such as the Prime Rate, and at specified intervals. Certain of such obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity.

     Because of the variable rate nature of such instruments, the yield of the Fund will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, the Fund's yield will increase and its shareholders will have reduced risk to capital depreciation.

     Zero Coupon Securities--The Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. Principal and accrued discount (representing interest accrued but not paid) are paid at maturity. Zero coupon securities include so-called "stripped" U.S. Treasury obligations as well as privately issued securities which are issued by a bank or a securities firm that has purchased U.S. Treasury obligations and separated their interest and principal components. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

     Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities has stated that for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Funds, most likely will be deemed the beneficial holder of the underlying U.S. Government securities. The Fund understands that the staff of the Division of Investment Management of the Securities and Exchange Commission ("SEC") no longer considers such privately stripped obligations to be U.S. Government securities, as defined in the 1940 Act; therefore, the Fund intends to adhere to this staff position and will not treat such privately stripped obligations to be U.S. Government securities for the purpose of determining if the Fund is "diversified," or for any other purpose, under the 1940 Act.

     The Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

     When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

     Equity Investments--Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in a portion of the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from common stock. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock.

     Debt Securities--The Fund may invest in debt securities of foreign and U.S. issuers. The Fund's debt investments may be selected on the basis of capital appreciation potential, by evaluating, among other things, potential yield, if any, credit quality, and the fundamental outlooks for currency and interest rate trends in different parts of the globe, taking into account the ability to hedge a degree of currency or local bond price risk.

Risks Related to Lower-Rated Securities
     The Fund's investments in high yield, high risk debt obligations rated below investment grade, which have speculative characteristics, bear special risks. They are subject to greater credit risks, including the possibility of default or bankruptcy of the issuer. The value of such investments may also be subject to a greater degree of volatility in response to interest rate fluctuations, economic downturns and changes in the financial condition of the issuer. These securities generally are less liquid than higher quality securities. During periods of deteriorating economic conditions and contractions in the credit markets, the ability of such issuers to service their debt, meet projected goals or obtain additional financing may be impaired. The Fund will also take such action as it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any such obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons and firms (including affiliates of the investment adviser and investment subadviser) to evaluate or protect any real estate or other assets securing any such obligation or acquired by the Fund as a result of any such event. The Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations.

     While any investment carries some risk, certain risks associated with lower-rated securities are different from those for investment-grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of the Fund's net asset value per share.

     There remains some uncertainty about the performance level of the market for lower-rated securities under adverse market and economic environments. An economic downturn or increase in interest rate could have a negative impact on both the markets for lower-rated securities (resulting in a greater number of bond defaults) and the value of lower-rated securities held in the portfolio of investments.

     The economy and interest rates can affect lower-rated securities differently than other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

     If an issuer of a security defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower-rated securities as well as the Fund's net asset value. In general, both the prices and yields of lower-rated securities will fluctuate.

     In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result the Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated securities held by the Fund, especially in a thinly traded market. Illiquid or restricted securities held by the Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

     Current laws, such as those requiring federally-insured savings and loan associations to remove investments in lower-rated securities from their portfolios, as well as other pending proposals, may have a material impact on the market for lower-rated securities.

     The ratings assigned by a rating agency evaluates the safety of lower-rated security's principal and interest payments, but does not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the subadviser performs its own analysis of the issuers whose lower-rated securities the Fund holds. Because of this, the Fund's performance may depend more on the subadviser's credit analysis than is the case of mutual funds investing in higher-rated securities.

     Options on Securities    For hedging purposes and to increase income, the
Balanced Fund may write (sell) covered (under Securities and Exchange Commission regulations) call and put options on individual securities and on stock indices and may engage in related closing transactions. Options trading is a highly specialized activity that entails greater than ordinary investment risks. Risks associated with writing covered options include the possible inability to effect closing transactions at favorable prices; an appreciation limit on the securities set aside for settlement; losses caused by unanticipated market movements; and the Subadviser's ability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors.

     The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

     The Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. Government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The investment adviser and investment subadviser will monitor the creditworthiness of dealers with whom the Fund enters into such options transactions under the general supervision of the Trust's Trustees.

     Options on Securities Indices -- In addition to options on securities, the Fund may also purchase and write (sell) call and put options on securities indices. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Fund generally will only purchase or write such an option if the investment adviser and investment subadviser believe the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless its investment adviser and investment subadviser believe the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities. Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations.

     Options on Currencies    The Fund may write (sell) call and put options on
currencies to increase gain and may purchase such options to hedge the value of securities the Fund holds or intends to buy. Purchased currency options may be denominated in a currency that is linked to the currency the Fund owns or may wish to purchase. This technique, referred to as "proxy hedging," involves the additional risk that the linkage between the currencies may be changed or eliminated.

     Futures Contracts    The Fund may enter into futures contracts on
securities, currencies and indices which are traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") or, consistent with CFTC regulations, on foreign exchanges. The Fund will do so to hedge against anticipated changes in securities values, as a substitute for the purchase or sale of securities or currencies or to enhance return.

     For bona fide hedging or other permissible risk management purposes, such as protecting the price or interest rate of a security it intends to buy, the Balanced Fund may enter into interest-rate, securities-index and currency futures contracts and may purchase and write put and call options on these futures contracts. Futures contracts obligate the Fund, at maturity, to take or make delivery of certain securities, the cash value of a securities index or a stated quantity of a foreign currency. The Fund may lose the expected benefit of futures transactions if securities prices or interest rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, changes in the value of the Fund's futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. This could limit the Fund's ability to hedge effectively against interest-rate and/or market risk and give rise to additional risks.

     To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on an exchange regulated by the CFTC, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into.

     The Fund may also purchase and write call and put options on futures contracts which are traded on exchanges that are licensed and regulated by the CFTC, or, consistent with CFTC regulations, on foreign exchanges.

     While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, the Fund's ability to establish and close out options positions at fairly established prices will be subject to the existence of a liquid market. The Fund will not purchase or write options on futures contracts unless, in the opinion of the Fund's Adviser and Subadviser, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

     While futures contracts will be traded to reduce certain risks, futures trading itself entails certain other risks. Unanticipated changes in securities values, interest rates or currency prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts. Some futures contracts may not have a broad and liquid market, in which case the contracts may not be able to be closed at a fair price and the Fund may lose in excess of the initial margin deposit. Moreover, in the event of an imperfect correlation between the futures contract and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

     The Fund will incur brokerage costs and will be required to post and maintain "margin" as a good-faith deposit against performance of its obligations under futures contracts and under options written by the Fund. In addition, the Fund is required to segregate assets, such as liquid securities and cash, in an amount equal to the value of the instruments underlying futures contracts and call options purchased and put options written by the Fund.

     Forward Currency Exchange Contracts    In an attempt to manage currency
risk, the Balanced Fund may purchase and sell forward foreign currency exchange contracts, options on currencies and other currency instruments with respect to 5% of its assets. A forward currency exchange contract ("forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     While the Fund will enter into forward and futures contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transaction. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward or futures contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

     Combined Transactions    The Fund may enter into multiple transactions,
including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions ("component" transactions), instead of a single transaction, as part of a single hedging strategy when, in the opinion of the investment adviser and investment subadviser, it is in the best interest of the Fund to do so. A combined transaction, while part of a single hedging strategy, may contain elements of risk that are present in each of its component transactions.

     Use of Segregated and Other Special Accounts--Options, futures and forward foreign currency transactions which obligate the Fund to provide cash, securities or currencies to complete such transactions will entail the Fund either segregating assets in an account with, or on the books of, the Custodian to the extent the Fund does not own the securities, or the securities denominated in the currency, which are the subject of the obligation, or otherwise "covering" the transaction as allowed under interpretive positions of the SEC. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate high grade liquid debt obligations sufficient to meet the obligation by purchasing and delivering the securities if the call is exercised. A call option written on an index will require the Fund to have portfolio securities which correlate with the index or to segregate such high grade liquid assets. A put option written by the Fund also will require the Fund to segregate such high grade liquid assets sufficient to cover the Fund's obligation to buy the securities covered by the put if the put is exercised.

     Except when the Fund enters into a forward contract for the purpose of the purchase or sale of a security denominated in a foreign currency, a forward foreign currency contract which obligates the Fund to provide currencies will require the Fund to hold currencies or liquid securities denominated in that currency which will equal the Fund's obligations. Such a contract requiring the purchase of currencies also requires segregation.

     Unless the Fund owns or maintains a segregated account consisting of the securities, cash or currencies which are the subject of the obligation as described above, the Fund will hold liquid assets in a segregated account. These assets cannot be transferred while the obligation is outstanding unless replaced with other suitable assets. Rather than segregating assets in the case of an index-based transaction, the Fund could own securities substantially replicating the movement of the particular index.

     In the case of a futures contract, the Fund, apart from its duty to segregate, must deposit initial margin and variation margin, as often as daily if the position moves adversely, sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Similarly, options on futures contracts require margin to the extent necessary to meet the Fund's commitments.

     In lieu of such procedures, such transactions may be covered by other means, consistent with applicable regulatory policies. The Fund may enter into certain offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Of course, the offsetting transaction must terminate at the time of or after the primary transaction.

     Other Mortgage-Backed Securities    The Balanced Fund may invest in
mortgage-backed securities which are securities that directly or indirectly represent an interest in an underlying pool of mortgages. Unlike ordinary fixed-income securities, which generally pay a fixed rate of interest and return principal upon maturity, mortgage-backed securities repay both interest income and principal as part of their periodic payments. Because the mortgages underlying mortgage-backed certificates can be prepaid at any time by homeowners or corporate borrowers, mortgage-backed securities give rise to certain unique "pre-payment" risks, as well as market risks and financial risks. The Fund may invest in mortgage-backed securities issued or guaranteed by an agency or instrumentality of the U.S. Government. Mortgage-backed securities that are guaranteed by the U.S. Government are guaranteed only as to the timely payment of principal and interest. The market value of such securities is not guaranteed and may fluctuate. Governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the investment adviser and investment subadviser will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities. The Fund will not purchase any such other mortgage-backed securities until the Trust's Prospectus and this Statement of Additional Information have been supplemented.

                                   EQUITY FUND

     The Equity Fund seeks to achieve its investment objective by investing all its Assets in the Index Portfolio, which has the same investment objective as the Equity Fund. The Index Portfolio seeks to achieve its investment objective by investing in the common stocks comprising the Social Index. The Equity Fund's policy is to invest at least 80% of its Assets (either directly or through the Index Portfolio) in the stocks comprising the Social Index.

     In selecting stocks for inclusion in the Social Index:


     1. Kinder, Lydenberg & Domini & Co., Inc. ("KLD") evaluated, in accordance with the social criteria described in the Prospectus, each of the companies the stocks of which comprise the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). If a company whose stock was included in the S&P 500 met KLD's social criteria and met its further criteria for industry diversification, financial solvency, market capitalization, and minimal portfolio turnover, it was included in the Social Index. As of July 31, 1999, of the 500 companies whose stocks comprised the S&P 500, approximately 58% were included in the Social Index.


     2. The remaining stocks comprising the Social Index (i.e., those which are not included in the S&P 500) were selected based upon KLD's evaluation of the social criteria described in the Prospectus, as well as upon its criteria for industry diversification, financial solvency, market capitalization, and minimal portfolio turnover. Because of the social criteria applied in the selection of stocks comprising the Social Index, industry sector weighting in the Social Index may vary materially from the industry weightings in other stock indices, including the S&P 500, and certain industry sectors will be excluded altogether.

     KLD may exclude from the Social Index stocks issued by companies which are in bankruptcy or whose bankruptcy KLD believes may be imminent.


     The component stocks of the S&P 500 are chosen by Standard & Poor's Corporation ("S&P") solely with the aim of achieving a distribution by broad industry groupings that approximates the distribution of these groupings in the New York Stock Exchange common stock population, taken as the assumed model for the composition of the total market. Construction of the S&P 500 by S&P proceeds from industry groups to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the S&P 500 does not comprise the 500 largest companies listed on the New York Stock Exchange. Not all stocks included in the S&P 500 are listed on the New York Stock Exchange. However, the total market value of the S&P 500 as of July 31, 1999 represented approximately 72% of the aggregate market value of common stocks traded on the New York Stock Exchange.


     Inclusion of a stock in the S&P 500 Index in no way implies an opinion by S&P as to its attractiveness as an investment, nor is S&P a sponsor of or otherwise affiliated with the Equity Fund or the Index Portfolio. "S&P 500" is a trademark of S&P. A company which is not included in the S&P 500 may be included in the Social Index primarily in order to afford representation to an industrial sector which would otherwise be under-represented in the Social Index.


     The weightings of stocks in the Social Index are based on each stock's relative total market capitalization, (i.e., market price per share times the number of shares outstanding.) Because of this weighting, as of August 31, 1999 approximately 51% of the Social Index was comprised of the 20 largest companies in that Index.


     The Index Portfolio intends to readjust its securities holdings periodically such that those holdings will correspond, to the extent reasonably practicable, to the Social Index both in terms of composition and weighting. The timing and extent of adjustments in the holdings of the Index Portfolio, and the extent of the correlation of the holdings of the Index Portfolio with the Social Index, will reflect the Index Portfolio's submanager's judgment as to the appropriate balance as between the goal of correlating its holdings with the composition of the Social Index and the goals of minimizing transaction costs and keeping sufficient reserves available for anticipated redemptions of shares. To the extent practicable, the Index Portfolio will seek a correlation between the weightings of securities held by the Index Portfolio to the weightings of the securities in the Social Index of 0.95 or better. The Board of Trustees of the Index Portfolio will receive and review, at least quarterly, a report prepared by the Submanager comparing the performance of the Index Portfolio with that of the Social Index, and comparing the composition and weighting of the Index Portfolio's holdings with those of the Social Index, and will consider what action, if any, should be taken in the event of a significant variation between the performance of the Equity Fund or the Index Portfolio, as the case may be, and that of the Social Index, or between the composition and weighting of the Index Portfolio's securities holdings with those of the stocks comprising the Social Index. If the correlation between the weightings of securities held by the Index Portfolio and the weightings of the stocks in the Social Index falls below 0.95, the Board of Trustees of the Index Portfolio will review, with the Submanager of the Index Portfolio methods for increasing such correlation, such as through adjustments in securities holdings of the Index Portfolio. To the extent practicable, the Index Portfolio will attempt to be fully invested.

     Securities Subject to Taxation: With respect to stocks of foreign issuers, the Index Portfolio does not purchase securities which the Index Portfolio believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Index Portfolio's investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to any of the Index Portfolio's investments, the effect may be to reduce the income received by the Index Portfolio on such investments.

     Rule 144A Securities: Although neither the Equity Fund nor the Index Portfolio has any current intention to do so, each may invest in securities which may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act").

     Option Contracts: Although it has no current intention to do so, the Index Portfolio may in the future enter into certain transactions in stock options for the purpose of hedging against possible increases in the value of securities which are expected to be purchased by the Index Portfolio or possible declines in the value of securities which are expected to be sold by the Index Portfolio. Generally, the Index Portfolio would only enter into such transactions on a short-term basis pending readjustment of its holdings of underlying stocks.

     The purchase of an option on an equity security provides the holder with the right, but not the obligation, to purchase the underlying security, in the case of a call option, or to sell the underlying security, in the case of a put option, for a fixed price at any time up to a stated expiration date. The holder is required to pay a non-refundable premium, which represents the purchase price of the option. The holder of an option can lose the entire amount of the premium, plus related transaction costs, but not more. Upon exercise of the option, the holder is required to pay the purchase price of the underlying security in the case of a call option, or deliver the security in return for the purchase price in the case of a put option.

     Prior to exercise or expiration, an option position may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the exchange on which the position was originally established. While the Index Portfolio would establish an option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular option contract at any specific time. In that event, it may not be possible to close out a position held by the Index Portfolio, and the Index Portfolio could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. The inability to close out option positions also could have an adverse impact on the Index Portfolio's ability effectively to hedge its portfolio.

     Each exchange on which option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The investment adviser of the Index Portfolio does not believe that these trading and position limits would have an adverse impact on the possible use of hedging strategies by the Index Portfolio.

     Short Sales: Although it has no current intention to do so, the Index Portfolio may make short sales of securities or maintain a short position, if at all times when a short position is open the Index Portfolio owns an equal amount of such securities, or securities convertible into such securities.

                          BALANCED FUND AND EQUITY FUND

     Foreign Securities Diversification of assets on a global basis decreases the degree to which events in any one country, including the United States, will affect an investor's entire investment holdings. In the period since World War II, many leading foreign economies have grown more rapidly than the United States economy, providing investment opportunities, although there can be no assurance that this will be true in the future. As with any long-term investment, the value of shares when sold may be higher or lower than when purchased.

     Investors should recognize that investing in foreign securities involves certain risk factors, including those set forth below, which are not typically associated with investing in United States securities and which may affect the Funds' performance favorably or unfavorably. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets is less than that in the United States market and at times, volatility of price can be greater than in the United States. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds will endeavor to achieve the most favorable net results on portfolio transactions. Further, the Funds may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. It may be more difficult for the Funds' agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect United States investments in those countries.

Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The investment advisers seek to mitigate the risks associated with the foregoing considerations through diversification and continuous professional management.

     The Funds may invest in sponsored and unsponsored American Depository Receipts (ADRs) and, in the case of the Balanced Fund, Global Depository Receipts (GDRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership in the underlying securities. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. Generally ADRs, in registered form, are designed for use in U.S. securities markets.

     Risks of Specialized Investment Techniques Abroad    The above described
specialized investment techniques, when conducted abroad, may not be regulated as effectively as in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Funds' ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

     Lending of Portfolio Securities   Each Fund and the Index Portfolio may
lend their securities to brokers, dealers and financial institutions, provided
(1) the loan is secured continuously by collateral, consisting of U.S. Government securities or cash or letters of credit, which is marked to the market daily to ensure that each loan is fully collateralized at all times; (2) the loan may be called at any time and the return of the securities loaned obtained within three business days; (3) each Fund or the Index Portfolio, as the case may be, will receive any interest or dividends paid on the securities loaned; and (4) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the Funds or the Index Portfolio, as the case may be.

     Each Fund and the Index Portfolio will earn income for lending their securities either in the form of fees received from the borrower of the securities or in connection with the investment of cash collateral in short-term money market instruments. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

     In connection with lending securities, the Funds and the Index Portfolio may pay reasonable finders, administrative and custodial fees. No such fees will be paid to any person if it or any of its affiliates is affiliated with the Funds, the Index Portfolio, the investment adviser of the Funds or Index Portfolio, the investment subadviser of the Balanced Fund or the investment manager of the Index Portfolio.

     At the present time, the Balanced Fund has no intention to loan securities worth more than 5% of the Fund's assets.


                     HISTORY OF THE GREEN CENTURY FUNDS AND
                        GREEN CENTURY CAPITAL MANAGEMENT

                              SHAREHOLDER ACTIVISM

     While the companies in the portfolios of the Green Century Balanced Fund and the Index Portfolio must meet basic standards for corporate environmental responsibility, some still have room for improvement. In such cases, Green Century may enter into dialogue with those companies or file a shareholder resolution to initiate improvement. In addition, the Green Century Balanced Fund may hold small positions in companies which do not meet the Fund's environmental criteria for the express purpose of enabling the Fund to advocate for changes in irresponsible corporate behavior. Since shareholder advocacy is critical to Green Century's mission of promoting greater corporate environmental responsibility, Green Century will continue to file additional shareholder resolutions and work with other concerned environmentally conscious investors. The following is a history of Green Century's shareholder activism as of September 15, 1999.

CERES -- Green Century Capital Management has been involved with CERES, the Coalition of Environmentally Responsible Economies, created in 1989 to spur corporations to better their environmental behavior. The CERES Principles establish comprehensive corporate environmental standards and disclosure requirements. Companies that endorse the CERES Principles back up their pledges with concrete information, publicly reported in the CERES Report. Green Century Capital Management's participation in CERES has enabled it to join in negotiations with various corporations, which have ranged from Aveda and Ben & Jerry's to General Motors and Sunoco, and help increase the pressure for change. Green Century Capital Management staff also spoke at the May 1993 PepsiCo annual shareholders meeting in favor of that company's endorsement of the CERES Principles.

     In June of 1997, Green Century co-sponsored a resolution at Thermo Electron, urging the company to endorse the CERES Principles. The resolution won
4.5 percent of the vote, sufficient to allow the resolution's filers to re-file next year and to continue to press the company to endorse the CERES Principles.

PEPSICO --In November of 1993, the Balanced Fund filed a shareholder resolution at Pepsi Co. to spur the corporation to further improve its environmental programs and limit its active opposition to environmental protection measures such as recycling campaigns and efforts to pass state and national Bottle Bill legislation. The vote was held at the May 1994 annual shareholders meeting at which Green Century Capital Management staff made a presentation in support of the resolution. The resolution received 43.8 million votes, equal to 8.45% of the votes cast on the resolution. This was a strong first showing, sending a message to PepsiCo management about the growing shareholder concern for the environment.

     In 1995, PepsiCo came to the negotiating table with Green Century, apparently wishing to avoid the negative publicity that another shareholder resolution involving PepsiCo's opposition to the bottle bill could create. The company agreed to conduct a comprehensive study of its environmental policies and devise a set of principles designed to guide company-wide action. PepsiCo also agreed to discontinue the use of disposable shipping containers in favor of plastic shells that it will reuse. The company also committed to manufacture a new aluminum lid that will save 25 million pounds of aluminum per year.

GENERAL MILLS -- In July of 1994, Green Century Capital Management learned that General Mills had allowed the manufacture and distribution of 50 million boxes of cereal that had been made from oats treated with an illegal pesticide. Though General Mills recalled the contaminated cereal, Green Century Capital Management wrote to General Mills CEO H. Brewster Atwater requesting that the company more closely monitor its food manufacturing. Mr. Atwater responded by outlining the steps the company would take to prevent similar mishaps.

INTEL -- In 1994 the Balanced Fund joined forces with the Jessie Smith Noyes Foundation in filing a shareholder resolution that would require Intel, an electronics producer, to make publicly available information which would allow public assessment of its facilities' environmental and safety hazards. The resolution was in response to a report by the Southwest Organizing Project which states that Intel's Rio Rancho plant in New Mexico would require amounts of water exceeding local capacity. While the resolution did not pass, it did move Intel President Andrew Grove to initiate a long sought after dialogue with Noyes' President Stephen Viederman.

     The following year, the Balanced Fund and Noyes filed another shareholder resolution with Intel, prompting Intel to revise its Environmental, Health and Safety Policy to include sharing information on the company's environmental and safety hazards with the public. Further, Intel agreed that the "communities" with which it will share information will include all community groups and not just the elected officials and local advisory panels set up by Intel to which the company had offered limited information in the past. As a result, Noyes, with the support of Green Century and the other co-filers, withdrew the shareholders resolution. The resolution's proponents and local community organizations will continue to monitor Intel's implementation of the new policy.

SECURITIES AND EXCHANGE COMMISSION -- In February of 1995, Green Century Capital Management staff corresponded with SEC Commissioner Arthur Levitt to urge him not to allow the SEC to restrict shareholder activism, and with Senator John Kerry to urge him to consider the rights of shareholders to file resolutions when considering two pending nominations to the Securities and Exchange Commission ("SEC").

     In September 1997, the SEC proposed new rules that Green Century Capital Management believed would have disenfranchised shareholder activists by severely limiting the shareholder resolution process. Green Century Capital Management formally opposed the new rules by registering concerns with SEC Commissioner Arthur Levitt and by filing comments with SEC Secretary Jonathon Katz. Green Century Capital Management joined a diverse coalition of 340 organizations opposed to the new proposed rules. Coalition partners included environmental organizations such as the National Wildlife Federation and the Sierra Club. Green Century Capital Management staff also met with the staff of U.S. House Commerce Committee members, urging members to oppose the proposed rules. In a victory for shareholder activists, in May of 1998 the SEC adopted final regulations that preserved the shareholder resolution process.

TIME WARNER -- In 1992, Time Warner, Inc. committed to convert Time magazine to chlorine-free paper. The company has not only not done so as of yet and has resisted requests to report on its plans to convert.

     In 1995, Green Century Capital Management staff wrote Time President Reginald Brack to request that Time convert to chlorine free paper in its publications. The Balanced Fund then joined as a co-filer in a shareholder resolution at Time which asked the Time Board of Directors to report on its plans to convert to the use of chlorine-free paper. The resolution was presented at Time Warner's annual shareholder meeting by Green Century Trustee Wendy Wendlandt on May 16, 1996 and won a yes vote of nearly 18 million shares, or 5.5% of the votes cast. This was enough to persuade Time Warner CEO Gerald Levin to state that he welcomed continuing dialogue with the resolution's proponents and to qualify the resolution to be introduced the following year.

     In May of 1997 the resolution was voted on a second time and did not garner enough votes to allow us to re-introduce it in 1998. Green Century will continue to work with our co-filers and others on alternative strategies.

PROCTER & GAMBLE - On May 1, 1998, the Equity Fund, on behalf of the Index Portfolio, joined with other shareholders of Procter & Gamble to file a resolution with the company. It is Green Century's belief that Procter & Gamble's use of chlorinated bleached paper perpetuates the release of unnecessary toxins that are harmful to human and environmental health. The resolution pressed the company to report to the shareholders on steps it can take to use chlorine-free pulp and paper as well as on its plans for a long-term phase out of chlorinated compounds in all of its products. The resolution was presented at Procter & Gamble's October 13, 1998 annual meeting. While the resolution did not pass, it garnered enough votes to allow us to re-introduce it in 1999.

ARCO - In September 1998, the Equity Fund wrote Mike Bowlin, the CEO of Atlantic Richfield (ARCO), to ask the company to refrain from drilling in the Coastal Plain, 1002 Area, of the Arctic National Wildlife Refuge in Alaska. The Arctic National Wildlife Refuge is the only conservation area in the nation that provides a complete range of Arctic and sub-Arctic ecosystems balanced with a wide variety of wildlife including large populations of caribou, muskoxen, brown, black and polar bears, wolves, Dall sheep, snow geese and thousand of other migratory birds. The Coastal Plain is the biological heart of the Refuge, to which a vast herd of caribou migrate each spring to give birth. The Department of the Interior has concluded that oil development in the Coastal Plain would result in major adverse impacts on this caribou population and Interior Secretary Bruce Babbitt has likened drilling for oil in the Refuge to damming up the Grand Canyon. The 125-mile long Coastal Plain is the only section of Alaska's 1100-mile long North Slope not open for oil and gas drilling. In fact, oil companies already have access to 95 percent of Alaska's North Slope. Most recent federal estimates have predicted that only 2.6 million barrels of oil would be economically recoverable in the Coastal Plain - less than 5 months worth of use in the United States.

     Green Century has and intends to continue to work with other concerned investors and environmental organizations such as U.S.PIRG to prevent the destruction of this precious resource. The Equity Fund, on behalf of the Index Portfolio, filed a shareholder resolution in November 1998 requesting that the company voluntarily refrain from drilling in 1002 Area of the Refuge. Following a meeting with senior ARCO management in January 1999, the resolution was voted on at ARCO's annual meeting on May 3, 1999 in Los Angeles, CA. The resolution was presented, on the Equity Fund's behalf, by environmental advocate Athan Manuel, the PIRG's "Save the Arctic" Campaign Director. 4.7% of ARCO shareholders voted in support of the resolution, enough votes to allow the Equity Fund to re-introduce the resolution at the company's annual meeting in the following year and continue to press ARCO's management to refrain from drilling in the Refuge. Green Century Capital Management assisted in organizing similar shareholder resolutions with other oil companies, including Chevron, who wish to drill in the Arctic National Wildlife Refuge.

GREEN CENTURY EQUITY FUND PROXY VOTES - Invested in a portfolio that owns the stocks of 400 companies, the Equity Fund's portfolio has opportunities to vote its shares on many environmental and social issues. Key among these in recent years was the movement to encourage corporations to endorse the CERES Principles. The Equity Fund's manager supported shareholder resolutions advocating CERES endorsements at several companies, including American Express Company and Kellogg Company.

INVESTMENT RESTRICTIONS


     Each Fund and the Index Portfolio is operated under the following investment restrictions which are deemed fundamental policies and may be changed with respect to a Fund or the Index Portfolio only with the approval of the holders of a "majority of the outstanding voting securities" of the Fund or the Index Portfolio which, as defined in the 1940 Act and as used herein, means the vote of (i) 67% or more of the Fund's shares or the Index Portfolio's interests present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund or interests in the Index Portfolio are present in person or represented by proxy; or (ii) more than 50% of the Fund's outstanding shares or the Index Portfolio's outstanding interests whichever is less. Whenever the Equity Fund is requested to vote on a matter pertaining to the Index Portfolio, the Trustees of the Equity Fund will, in their discretion and in accordance with applicable law, either seek instructions from shareholders of the Equity Fund and vote the shares only in accordance with such instructions, or vote the shares held by the Equity Fund in the same proportion as the vote of all other holders of shares in the Index Portfolio.

                                  BALANCED FUND

     The Trust, on behalf of the Balanced Fund, may not:

     (1) borrow money or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund's net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the redemption of shares while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause
(i) under the caption "Non-Fundamental State and Federal Restrictions" below. (As an operating policy, the Fund may not engage in reverse repurchase agreements.);

     (2) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

     (3) underwrite securities issued by other persons except insofar as the Trust or the Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

     (4) make loans to other persons except (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of the Fund's net assets will be invested in repurchase agreements maturing in more than seven days, or (c) by purchasing a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

     (5) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Trust may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities);

     (6) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Trust has no current intention to engage in short selling);

     (7) concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of its total assets may be invested in any one industry, except that positions in futures or option contracts shall not be subject to this restriction; and

     (8) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

     Non-Fundamental Restrictions    In order to comply with certain federal
statutes and policies the Trust, on behalf of the Balanced Fund, will not as a matter of operating policy:

  (1) purchase securities issued by any investment company if as a result thereof (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers;
      (b) more that 5% of the Fund's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund (the Trust has no current intention of investing the assets of the Fund in other investment companies);

  (2) invest more than 15% of the net assets of the Fund (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable;

  (3) with respect to 75% of the total assets of the Fund, invest more than 5% of the total assets of the Fund in the securities or obligations of any one issuer (other than U.S. Government obligations) or acquire more than 10% of the outstanding voting securities of any one issuer;

     These policies are not fundamental and may be changed without shareholder approval in response to changes in the various state and federal requirements.


                         EQUITY FUND AND INDEX PORTFOLIO

     Neither the Equity Fund nor the Index Portfolio may:

     (1) borrow money, except that as a temporary measure for extraordinary or emergency purposes either the Fund or the Index Portfolio may borrow an amount not to exceed 1/3 of the current value of the net assets of the Fund or the Index Portfolio, respectively, including the amount borrowed (moreover, neither the Fund nor the Index Portfolio may purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund or the Index Portfolio, respectively, taken in each case at market value) (it is intended that the Index Portfolio would borrow money only from banks and only to accommodate requests for the withdrawal of all or a portion of a beneficial interest in the Index Portfolio while effecting an orderly liquidation of securities);

     (2) purchase any security or evidence of interest therein on margin, except that either the Fund or the Index Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except that either the Fund or the Index Portfolio may make deposits of initial deposit and variation margin in connection with the purchase, ownership, holding or sale of options;

     (3) write any put or call option or any combination thereof, provided that this shall not prevent (i) the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities, or
(ii) the purchase, ownership, holding or sale of options on securities;

     (4) underwrite securities issued by other persons, except that the Fund may invest all or any portion of its assets in the Index Portfolio and except insofar as either the Fund or the Index Portfolio may technically be deemed an underwriter under the 1933 Act in selling a security;

     (5) make loans to other persons except (a) through the lending of securities held by either the Fund or the Index Portfolio and provided that any such loans not exceed 30% of its total assets (taken in each case at market value), or (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its net assets will be invested in repurchase agreements maturing in more than seven days; for additional related restrictions, see paragraph (6) immediately following;

     (6) invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days and other than securities which may be resold pursuant to Rule 144A under the 1933 Act if the Board of Trustees determines that a liquid market exists for such securities) if, as a result thereof, more than 10% of its net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days), except that the Fund may invest all or any portion of its assets in the Index Portfolio;

     (7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Fund and Index Portfolio reserve the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund or the Index Portfolio);

     (8) make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund or the Index Portfolio, as applicable, owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 5% of the Fund's or the Index Portfolio's, as applicable, net assets (taken in each case at market value) is held as collateral for such sales at any one time;

     (9) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating paragraph (1) above;

     (10) as to 75% of its assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Index Portfolio's or the Fund's, as applicable, assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States or any agency or instrumentality of the United States), except that for purposes of this restriction the issuer of an option shall not be deemed to be the issuer of the security or securities underlying such contract and except that the Fund may invest all or any portion of its assets in the Index Portfolio; and

     (11) invest more than 25% of its assets in any one industry unless the stocks in a single industry were to comprise more than 25% of the Social Index, in which case the Index Portfolio or the Fund, as applicable, will invest more than 25% of its assets in that industry, and except that the Fund may invest all of its assets in the Index Portfolio.

     Non-Fundamental Restrictions: In order to comply with certain federal statutes and policies, the Portfolio will not, as a matter of operating policy, purchase puts, calls, straddles, spreads and any combination thereof if the value of its aggregate investment in such securities will exceed 5% of the Portfolio's total assets at the time of such purchase.

     This policy is not fundamental and may be changed by the Portfolio without the approval of its investors in response to changes in federal requirements.

     Percentage Restrictions: If a percentage restriction or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by a Fund or the Index Portfolio or a later change in the rating of a security held by a Fund or the Index Portfolio will not be considered a violation of policy; provided that if at any time the ratio of borrowings of a Fund to the net asset value of a Fund exceeds the ratio permitted by Section 18(f) of the 1940 Act, a Fund will take the corrective action required by Section 18(f).

TRUSTEES AND  OFFICERS

     The affairs of the Green Century Funds are conducted under the direction of the Board of Trustees of Green Century and the affairs of the Index Portfolio are conducted under the direction of its Board of Trustees. The Trustees and officers of Green Century are separate and independent from the Trustees and officers of the Index Portfolio.

     The Trustees and officers of the Trust and the Index Portfolio and their principal occupations during the past five years (although their titles may have varied during the period) are:

                              TRUSTEES OF THE TRUST

     DAVID J. FINE (51) - Trustee of the Trust; Attorney, Dangel, Donlan & Fine (since January, 1996); Attorney, Dangel & Fine (from August, 1993 to January,
1996); Attorney, Fine, Halpern & Strassfeld (from July, 1991 to August, 1993).

     DOUGLAS M. HUSID* (48) - Trustee of the Trust; President of the Trust; Co-Managing Partner, Goulston & Storrs, P.C. (since October, 1991).


     STEVEN KADISH (43) - Trustee of the Trust; Senior Vice President for Administration, Harvard Pilgrim Health Care (since July, 1999); Assistant Vice Chancellor for Biologic Laboratories and Programs, University of Massachusetts Medical Center (from June, 1997 to July, 1999); Assistant Secretary for Administration and Finance, Commonwealth of Massachusetts (from June, 1995 to June, 1997) Director of Operations, Medicaid, Department of Public Welfare, Commonwealth of Massachusetts (from July, 1992 to June, 1995); Deputy Director, Division of Capital Planning and Operations, Commonwealth of Massachusetts (prior to July, 1992).


     STEPHEN MORGAN (51) - Trustee of the Trust; President, EUA, Citizens Conservation Services, Inc. (since January, 1995); Chief Operating Officer, Citizens Conservation Corp. (from July, 1991 to January, 1995).

     DOUGLAS H. PHELPS* (52) - Trustee of the Trust; Chair, Fund for Public Interest Research (since May, 1983); President, Telefund, Inc. (since January,
1988).

     C. WILLIAM RYAN (45) - Trustee of the Trust; Director, Brookline Tai Chi (since March, 1992).

     JAMES H. STARR (52) - Trustee of the Trust; Attorney, Starr and Burgess, PC (since 1989); Director, Crested Butte Land Trust (since 1991).

     WENDY WENDLANDT* (37) - Trustee of the Trust; Chairperson of the Board, Earth Day 2000 (since February, 1991); Senior Staff, Fund for Public Interest Research (since November, 1989).

                              OFFICERS OF THE TRUST

     KRISTINA A. CURTIS (47) - Treasurer of the Trust; Treasurer, Director and Chief Operating Officer, Green Century Capital Management, Inc. (since July,
1991).

     ADRIENNE M. SHISHKO (36) - Secretary and Assistant Treasurer of the Trust; General Counsel, Vice President - Marketing and Director, Green Century Capital Management, Inc. (from July, 1991 to March, 1996).




                         TRUSTEES OF THE INDEX PORTFOLIO

AMY L. DOMINI* -- 230 Congress Street, Boston, Massachusetts 02110; Chair, President and Trustee of the Index Portfolio, Domini Social Equity Fund and Domini Institutional Trust; Managing Principal of DSIL; Officer of Kinder, Lydenberg, Domini & Co., Inc.; Private Trustee, Loring, Wolcott & Coolidge; Trustee, New England Quarterly (since 1998); Board Member, Social Investment Forum (since 1994); Trustee, Episcopal Church Pension Fund; Former Member, Governing Board, Interfaith Center on Corporate Responsibility; Former Trustee, National Association Community Loan Funds; Former Board Member of National Community Capital Association (1987-1990).
Her date of birth is January 15, 1950.

JULIA ELIZABETH HARRIS -- 54 Burroughs Street, Jamaica Plain, Massachusetts 02130; Vice President, UNC Partners, Inc. (since 1990); Director and Treasurer, Boom Times, Inc. (since 1997); Director and Chair of Board of Directors, The Green Book, Inc. (1992-1995); Trustee, Domini Social Equity Fund and Domini Institutional Trust. Her date of birth is July 11, 1948.

KIRSTEN S. MOY -- 151 North Michigan Avenue, Suite 1209, Chicago, Illinois 60601; Consultant, Project Director and Principal Researcher, Community Development Innovation and Infrastructure Initiative (since December 1998); RDFI Rating System Advisory Board Member, National Community Capital Association (since 1999); Member, Community Economic Development Board of Overseers, New Hampshire College (since November 1998); Advisory Group Member, Shorebank Liquidity Project (since 1999); Consultant, Social Investment Forum, Community Development Project (June 1998-December 1998); Director, Community Development Financial Institutions Fund, U.S. Department of the Treasury (October 1995 - October 1997); Senior Vice President and Portfolio Manager, Equitable Real Estate Investment Management (prior to 1995); Trustee, Domini Social Equity Fund and Domini Institutional Trust. Her date of birth is June 30, 1947.


WILLIAM C. OSBORN -- 115 Buckminster Road, Brookline, Massachusetts 02445; Consultant, Arete Corporation; Manager, Venture Investment Management Company LLC (prior to 1999); Trustee, Domini Social Equity Fund and Domini Institutional Trust; Vice President and General Manager, TravElectric Services Corp (prior to
1995); President, Environmental Technologies (prior to 1993); Director, Evergreen Solar, Inc; Director, Conservation Services Group; Director, Fingerlake Aquaculture LLC; director, Surgical Sealants; Director, Word Power Technologies, Inc.; His date of birth is July 7, 1944.


KAREN PAUL -- 4050 Park Avenue, Miami, Florida 33133; Associate Dean and Professor of Business Environment, Florida International University (since
1991); Trustee, Domini Institutional Trust; Partner, Trinity Industrial Technology (since 1995); Executive Director, Center for Management in the Americas (since 1997). Her date of birth is September 23, 1944.

GREGORY A. RATLIFF -- 1712 Carmen Avenue, Chicago, Illinois 60640; Director, Access to Economic Opportunity, John D. and Catherine T. MacArthur Foundation (since 1997); Associate Director, Program-

Related Investments, John D. and Catherine T. MacArthur Foundation (1993-1997); Trustee, Domini Institutional Trust. His date of birth is June 12, 1960.

TIMOTHY SMITH -- 475 Riverside Drive, Room 550, New York, New York 10115; Executive Director, Interfaith Center on Corporate Responsibility (since 1971); Trustee, Calvert New Africa Fund; Chair, Calvert Social Investment Fund Advisory Council; Trustee, Domini Social Equity Fund and Domini Social Equity Fund and Domini Institutional Trust. His date of birth is September 15, 1943.

FREDERICK C. WILLIAMSON, SR. -- Five Roger Williams Green, Providence, Rhode Island 02904; Treasurer and Trustee, RIGHA (charitable foundation supporting health care needs) since 1990; Chairman, Rhode Island Historical Preservation and Heritage Commission (since 1995); Trustee, National Parks and Conservation Association (1986-1997); Advisor, National Parks and Conservation Association (since 1997); Trustee of the National Park Trust (since 1991); Trustee, Domini Social Equity Fund and Domini Institutional Trust. His date of birth is September 20, 1915.



                        OFFICERS OF THE INDEX PORTFOLIO

PETER D. KINDER* -- Vice President of Domini Social Equity Fund, Domini Institutional Trust and the Index Portfolio; President of Kinder, Lydenberg, Domini & Co., Inc.; Member, Domini Social Investments LLC (since 1997). His date of birth is September 28, 1946.

STEVEN D. LYDENBERG* -- Vice President of Domini Social Equity Fund, Domini Institutional Trust and the Index Portfolio; Director of Research of Kinder, Lydenberg, Domini & Co., Inc.; Member, Domini Social Investments LLC (since
1997). His date of birth is October 21, 1945.

DAVID P. WIEDER* -- Vice President of Domini Social Equity Fund, Domini Institutional Trust and the Index Portfolio (since 1997); Chief Executive Officer and Managing Principal, Domini Social Investments LLC (since 1997); President of FSSI (since 1989); Vice-President of investment companies within Fundamental Family of Funds (1989-1997); Vice-President of Fundamental Portfolio Advisors (1991-1997). His date of birth is January 8, 1966.

SIGWARD M. MOSER* -- Vice President of Domini Social Equity Fund, Domini Institutional Trust and the Index Portfolio (since 1997); President and Managing Principal, Domini Social Investments LLC (since 1997); President of Communications House International, Inc.; Director of Financial Communications Society. His date of birth is June 12, 1962.

CAROLE M. LAIBLE* -- Secretary and Treasurer of Domini Social Equity Fund, Domini Institutional Trust and the Index Portfolio (since 1997); Financial Compliance Officer of Domini Social Investments LLC (since 1997); Board of Governors, Daytop - NJ (since 1998); Financial Compliance Officer, FSSI (1994-1997); Financial Compliance Officer and Secretary of investment companies within Fundamental Family of Funds (1994-1997); General Service Manager, McGladrey & Pullen LLP (certified public accountants) (prior to 1994). Her date of birth is October 31, 1963.

     Unless otherwise indicated, the mailing address of all of the Trustees and officers of the Trust is Green Century Funds, 29 Temple Place, Suite 200, Boston, Massachusetts 02111. Unless otherwise indicated, the mailing address of all the officers of the Index Portfolio is 11 West 25th Street, 7th Floor, New York, New York 10010. Each of the officers of the Index Portfolio also serve as officers of the Domini Social Equity Fund and Domini Institutional Trust, other registered investment companies which invest in the Index Portfolio. Each of the listed Trustees of the Index Portfolio also serves as Trustees of the Domini Social Equity Fund and the Domini Institutional Trust.


     No Trustee of the Trust receives any compensation from the Trust, but each Trustee who is not an "interested person" of the Trust is reimbursed for any out-of-pocket expenses incurred in attending meetings of the Board of Trustees or of any committee thereof. Each Trustee of the Index Portfolio who is not otherwise affiliated with the Index Portfolio, receives an annual retainer of $6000 for serving as a Trustee of the Domini Social Equity Fund, Domini Institutional Trust and Index Portfolio. Neither the Trust nor the Index Portfolio contribute to a retirement plan for the Trustees of the Trust or the Index Portfolio.

Trust Trustees

                         AGGREGATE                                     TOTAL COMPENSATION
                         COMPENSATION FROM                             FROM THE TRUST FOR
                         THE TRUST FOR THE                             THE FISCAL YEAR
                         YEAR ENDED                                    ENDED JULY 31, 1999
                         JULY 31, 1999
David J. Fine, Trustee   None                                          None

Douglas M. Husid,        None                                          None
Trustee

Steven Kadish, Trustee   None                                          None

Stephen Morgan, Trustee  None                                          None

Douglas H. Phelps,       None                                          None
Trustee

C. William Ryan,         None                                          None
Trustee

James H. Starr, Trustee  None                                          None

Wendy Wendlandt,         None                                          None
Trustee



Index Portfolio Trustees

                             AGGREGATE
                             COMPENSATION FROM
                             THE INDEX PORTFOLIO
                             FOR THE YEAR ENDED
                             JULY 31, 1999
                             -------------
Amy L. Domini, Chair,        None
President and Trustee

Julia Elizabeth Harris,      None
Trustee

Allen M. Mayes, Trustee*     $1,000

Kirsten S. Moy, Trustee      None

William C. Osborn, Trustee   $1,000

Karen Paul, Trustee          $1,000

Gregory A. Ratliff, Trustee  None

Timothy Smith, Trustee       $1,000

Frederick C. Williamson,     $1,000
Trustee

* Mr. Mayes died in 1999.

     As of October 31, 1999 all Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each Fund. As of October 31, 1999, the following are the only persons known by the Trust to have more than 5% of the outstanding shares of the Balanced or Equity Funds: RBSTB Nominees owned 22.30% of the outstanding shares of the Balanced Fund and National Financial Services Corporation owned 7.36% of the Balanced Fund. National Financial Services owned 13.97% of the Equity Fund and Charles Schwab and Company owned 5.22% of the Equity Fund. Shareholders owning 25% or more of the outstanding shares of a Fund may take actions without the approval of any other investor in that Fund.


INVESTMENT ADVISER AND MANAGER


BALANCED FUND


     INVESTMENT ADVISER Under an Investment Advisory Agreement dated as of August 13, 1991 as amended and restated on March 29, 1999 (the Advisory Agreement") between the Trust, on behalf of the Balanced Fund, and Green Century Capital Management, Inc. ("Green Century Capital" or the "Adviser"), and subject to the general supervision of the Trust's Trustees and in conformance with the respective stated policies of the Balanced Fund, Green Century Capital provides general investment advice to the Balanced Fund. Green Century Capital also helps the Trust design, and instructs the Balanced Fund's investment subadviser as to how to implement the Trust's environmental criteria.


     The Advisory Agreement provides that it will continue indefinitely if its continuance is specifically approved at least annually by the vote of the holders of a majority of the outstanding voting securities of the Fund or by vote of a majority of the Trust's Board of Trustees; and provided further that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of the Trust's Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time without payment of any penalty, by the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Fund upon 60 days' prior written notice to the Adviser and by the Adviser upon 60 days' prior written notice to the Trust. The Advisory Agreement provides that it shall terminate automatically in the event of its assignment.

     The Advisory Agreement further provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Advisory Agreement on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or to any shareholder of the Fund for any act or omission in the course of, or in connection with, rendering services under the Advisory Agreement or for any losses that may be sustained in the purchase, holding of sale of any security. The Advisory Agreement also provides that the services of the Adviser are not deemed exclusive and that the Adviser may render similar services to others.

     Under the Advisory Agreement, the Trust has agreed that the names "Green Century Funds" and "Green Century" are proprietary to the Adviser.

     Green Century Capital is wholly owned by Paradigm Partners, a California general Partnership, the partners of which are all not-for-profit environmental advocacy organizations. The Massachusetts Public Interest Research Group (MASSPIRG) owns approximately 46% of Paradigm Partners.

     As compensation for the services rendered and obligations assumed by the Adviser, the Trust pays to the Adviser monthly a fee equal on an annual basis to 0.75% of the average daily net assets of the Balanced Fund, computed and accrued daily. For the fiscal years ended June 30, 1997 and 1998, the Balanced Fund accrued advisory fees aggregating $ $67,209 and $104,833, respectively. For the one month period ended July 31, 1998, the Balanced Fund accrued advisory fees aggregating $10,301. For the fiscal year ended July 31, 1999, the Balanced Fund accrued advisory fees aggregating $104,953.

     INVESTMENT SUBADVISER Green Century Capital has entered into an Investment Subadvisory Agreement on behalf of the Balanced Fund (an "Subadvisory Agreement") with Winslow Management Company ("Winslow" or the "Subadviser") dated as of April 1, 1999. It is Winslow's responsibility under the direction of the Adviser, to make the day-to-day investment decisions for the Balanced Fund and to place the purchase and sale orders for the portfolio transactions of the Balanced Fund consistent with the environmental criteria established by the Adviser and subject to the general direction of the Adviser. Winslow is a separate operating division of Adams, Harkness & Hill, Inc. ("AHH"), a registered investment adviser. Winslow manages equity and debt investments in environmental and environmentally responsible companies for its clients. Winslow has been a division of AHH since April 1, 1999 and formerly was a separate operating division of Eaton Vance Management. As of August 31, 1999, Winslow had over $100 million in assets under management.


     The Subadvisory Agreement provides that it will continue indefinitely if its continuance is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by vote of a majority of the Trust's Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to the Subadvisory Agreement or interested persons of the Subadviser, cast in person at a meeting called for the purpose of voting on such approval. The Subadvisory Agreement will terminate automatically in the event of the termination of the Advisory Agreement or in the event of its assignment. In addition, the Subadvisory Agreement may be terminated at any time without payment of any penalty, by the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Fund upon 60 days' prior written notice to the Subadviser and by the Subadviser upon 180 days' prior written notice to the Trust.

     The Subadvisory Agreement further provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Subadvisory Agreement on the part of the Subadviser, the Subadviser shall not be subject to liability to the Trust or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding of sale of any security. The Subadvisory Agreement also provides that the services of the Subadviser are not deemed exclusive and that the Subadviser may render similar services to others.

     For its services, Green Century Capital has agreed to pay Winslow a fee equal on an annual basis to 0.40% of the value of the average daily net assets of the Balanced Fund (the "Base Fee"), such fee shall be accrued daily and payable at the end of each quarter, and subject to the following adjustment: for each calendar quarter commencing one year after Winslow begins rendering services hereunder, the Base Fee shall be adjusted as follows: (i) if the Fund's total return (calculated in accordance with Rule 482 of Regulation C promulgated under the 1933 Act) for the immediately prior twelve month period ("Fund Total Return") is greater than the total return of the Lipper Directors' Analytical Data Balanced Fund Average (the "Index Total Return") plus 1%, then the Base Fee for such quarter shall be increased by an amount which is the product of .025% multiplied by the average daily net assets for such year, (ii) if the Fund Total Return exceeds the Index Total Return plus 2%, then the Base Fee for such quarter shall be increased by an amount which is the product of .05% multiplied by the average daily net assets for such year, (iii) if the Fund Total Return is less than the Index Total Return minus 1%, then the Base Fee for such quarter shall be decreased by an amount which is the product of .025% multiplied by the average daily net assets for such year, or (iv) if the Fund Total Return is less than the Index Total Return minus 2%, then the Base Fee for such quarter shall be reduced by an amount which is the product of .05% multiplied by the average daily net assets for such year.

     For Example:

If, on an annual basis, the Balanced Fund's
Total Return differs from the Index Total            Then the Adviser will
Return by:                                           pay Winslow an annual fee of:
        positive 2.00% or more                                0.60%
        positive 1.00% to positive 1.99%                      0.50%
        negative 0.99% to positive 0.99%                      0.40%
        negative 1.00% to negative 1.99%                      0.30%
        negative 2.00% or more                                0.20%

     The Board of Trustees believes that the performance adjustments are appropriate although not within the 10 percentage points per year range suggested by Release No. 7113 under the 1940 Act. In the event the Lipper Directors' Analytical Data Balanced Fund Average ceases to become available or the Trustees determine such Index Total Return is no longer a reasonable performance benchmark, the Trustees may substitute another performance benchmark.


     For the fiscal years ended June 30, 1997 and 1998, the Adviser paid Winslow subadvisory fees aggregating $37,023 and $60,011, respectively. For the one-month period ended July 31, 1998, the Advisor paid Winslow advisory fees aggregating $5,491. For the fiscal year ended July 31, 1999, the Advisor paid Winslow advisory fees aggregating $26,938.


Prior to July 1, 1995, Scudder, Stevens & Clark served as investment subadviser to the Balanced Fund. For the fiscal year ended June 30, 1995, the Adviser paid Scudder, Stevens & Clark subadvisory fees of $7,670.

EQUITY FUND AND INDEX PORTFOLIO

     INVESTMENT ADVISER The Equity Fund has not retained the services of an investment adviser or investment subadviser since the Fund seeks to achieve its investment objective by investing all its assets in the Index Portfolio. The Index Portfolio has retained the services of Domini Social Investments LLC ("DSI") as investment manager and Mellon Equity Associates ("Mellon Equity") as submanager for the Index Portfolio.

     INVESTMENT MANAGER Pursuant to a Management agreement dated and effective as of October 22, 1997 (the "Management Agreement") between the Index Portfolio and DSI, DSI provides investment supervisory and administrative services to the Index Portfolio. The services provided by DSI consist of investment supervisory services, overall operational support and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Index Portfolio.

     The Management Agreement provides that it shall remain in force until April 30, 2000, on which date it will terminate unless its continuance after April 30, 2000 is specifically approved at least annually (i) by the vote of a majority of the Trustees of the Index Portfolio who are not "interested persons" of the Index Portfolio or of DSI at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Trustees of the Index Portfolio or by vote of a majority of the outstanding voting securities of the Index Portfolio. The Management Agreement also provides that it may be terminated at any time without the payment of any penalty by the Trustees or by the vote of a majority of the outstanding voting securities of the Index Portfolio, or by DSI, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. The Management Agreement shall automatically terminate in the event of its assignment.

     Pursuant to the Management Agreement, DSI shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Index Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder. The Management Agreement further provides that the services of DSI to the Index Portfolio are not deemed to be exclusive, DSI being free to render investment advisory, administrative and/or other services to others.


     For its services under the Management Agreement, DSI receives a fee equal on an annual basis to 0.20% of the Index Portfolio's average daily net assets, except that for the first year of the Management Agreement and through November 30, 1999, the fee payable to DSI was reduced by the amount, if any, by which the total ordinary operating expenses of the Index Portfolio (excluding brokerage fees and commissions, interest, taxes, and any other extraordinary expenses) exceed, on an annual basis, 0.20% of the average daily net assets of the Index Portfolio. From October 22, 1997 through July 31, 1998, DSI received management fees of $701,774. For the fiscal year ended July 31, 1999, DSI received management fees of $1,791,617.


     Prior to October 22, 1997, the investment adviser to the Index Portfolio was Kinder, Lydenberg, Domini & Co., Inc. ("KLD"). The services provided by KLD consisted of the determination of the stocks to be included in the Social Index and evaluating, in accordance with KLD's environmental and social criteria, debt securities which may be purchased by the Index Portfolio. KLD furnished at its own expense all facilities and personnel necessary in connection with providing these services. For its services under its investment advisory agreement with the Index Portfolio, KLD was entitled to receive from the Index Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.025% of the Index Portfolio's average daily net assets. For the fiscal year ended July 31, 1995, KLD voluntarily waived all of its advisory fees. For the fiscal years ended July 31, 1997 and 1998, KLD received advisory fees of $46,528 and $17,385, respectively.

     In addition to serving as investment manager, prior to October 22, 1997, KLD also served as sponsor of the Index Portfolio. Pursuant to a Sponsorship Agreement dated November 6, 1996, KLD was responsible for the ordinary operating expenses of the Index Portfolio (other than brokerage fees and commissions, interest, taxes and extraordinary expenses) and provided the Index Portfolio with administrative personnel and services necessary to operate the Index Portfolio. For these services and facilities, KLD received fees from the Index Portfolio at an annual rate of 0.20% of the average daily net assets of the Index Portfolio for the Index Portfolio's then-current fiscal year. KLD continues to determine and monitor the composition of the Domini 400 Social Index (which determines the composition of the Index Portfolio's securities), and provide other services relating to socially responsible investments pursuant to a license agreement between DSI and KLD. KLD received sponsorship fees of $295,633 for the period November 6, 1996 to July 31, 1997 and $0 for the period from August 1, 1997 to October 22, 1997 from the Index Portfolio. The Sponsorship Agreement was terminated as of October 22, 1997.

     Prior to October 22, 1997, and pursuant to an Administrative Services Agreement between Signature Broker-Dealer Services, Inc. ("Signature") and KLD, KLD engaged Signature to provide certain administrative services to the Index Portfolio. In such capacity, Signature performed certain administrative services requested by KLD. For these services, since November 6, 1996, KLD paid to Signature a fee computed daily and paid monthly at an annual rate of 0.025% of the average daily net assets of the Index Portfolio. For its services, for the period from October 4, 1996 until November 6, 1996, Signature received fees computed daily and paid monthly from the Index Portfolio at an annual rate equal to 0.025% of the average daily net assets of the Index Portfolio. Prior to October 4, 1996, Signature received administrative fees computed daily and paid monthly from the Index Portfolio at an annual rate of 0.05% of the average daily net assets of the Index Portfolio. For the fiscal years ended July 31, 1997 and 1998, Signature received Administrative Services fees from the Index Portfolio of $46,528 and $17385, respectively. The Administrative Services Agreement was terminated effective October 22, 1997.

     "Domini 400 Social Index(SM)" "Domini 400" and "Domini Social Index" are service marks of KLD which are licensed to DSI with the consent of Amy L. Domini (with regard to the word "Domini"). Pursuant to agreements among DSI, Ms. Domini and the Index Portfolio, the Index Portfolio may be required to discontinue the use of these service marks if (i) DSI ceases to be the Manager of the Index Portfolio, (ii) Ms. Domini withdraws or DSI withdraws hers or its consent to the use of the word "Domini" or (iii) the license agreement between KLD and DSI is terminated.

     The Equity Fund and the Index Portfolio use certain proprietary rights, know-how and financial services referred to as the Hub and Spoke investment fund structure from Signature Financial Group. Hub and Spoke is a registered service mark of Signature Financial Group.

     INVESTMENT SUBMANAGER Mellon Equity Associates ("Mellon Equity") provides investment submanagement services to the Index Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with DSI effective October 22, 1997. Mellon Equity's services as submanager include providing DSI with such investment advice and supervision as DSI may from time to time consider necessary for the proper supervision of the Index Portfolio's investment assets, and determining what securities shall be purchased, sold or exchanged and what portion of the assets of the Index Portfolio allocated by DSI shall be held uninvested. Mellon Equity does not determine the composition of the Domini Social Index.

     The Submanagement Agreement provides that it shall remain in force until April 30, 2000, on which date it will terminate unless its continuance after April 30, 2000 is specifically approved at least annually (i) by the vote of a majority of the Trustees of the Index Portfolio who are not "interested persons" of the Index Portfolio or of DSI or Mellon Equity at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Trustees of the Index Portfolio or by vote of a majority of the outstanding voting securities of the Index Portfolio. The Submanagement Agreement also provides that it may be terminated at any time without the payment of any penalty by the Trustees of the Index Portfolio, or by the vote of a majority of the outstanding voting securities of the Index Portfolio, or by DSI with the prior consent of the Trustees of the Index Portfolio, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. In addition, the Submanagement Agreement may be terminated at any time without the payment of any penalty by Mellon Equity on not less than 90 days' written notice to DSI and the Trustees of the Index Portfolio. The Submanagement Agreement shall automatically terminate in the event of its assignment.

     Pursuant to the Submanagement Agreement, Mellon Equity shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Index Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder. The Submanagement Agreement further provides that the services of Mellon Equity to the Index Portfolio are not deemed to be exclusive, Mellon Equity being free to render investment advisory, administrative and/or other services to others.


     Under the Submanagement Agreement, DSI pays Mellon Equity an investment submanagement fee equal on an annual basis to 0.07% of the average daily net assets of the Index Portfolio.

     Prior to October 22, 1997, Mellon Equity managed the assets of the Index Portfolio pursuant to an investment management agreement with the Index Portfolio. Prior to November 21, 1994, State Street Bank and Trust Company served as investment manager to the Index Portfolio. Mellon Equity furnished at its own expense all services, facilities and personnel necessary in connection with managing the Index Portfolio's investments and effecting securities transactions for the Index Portfolio. Since October 4, 1996, the Index Portfolio paid Mellon Equity an investment management fee equal on an annual basis to 0.10% of the Index Portfolio's average daily net assets. For the fiscal years ended July 31, 1997, 1998 and 1999, respectively, the Index Portfolio incurred $182,885, $86,354 and $950,708 in investment management fees.

ADMINISTRATOR, SUBADMINISTRATOR, TRANSFER AGENT AND CUSTODIAN, AND EXPENSES



ADMINISTRATOR Pursuant to an Administrative Services Agreement dated April 7, 1995 between the Trust and Green Century Capital (the "Administration Agreement"), Green Century Capital, as the Trust's administrator (the "Administrator"), provides the Trust with general office facilities and supervises the overall administration of the Trust, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the Trust's independent contractors and agents; the preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations; and arranging for the maintenance of books and records of the Trust. As described in the Prospectus, the Administrator also pays, pursuant to the Administration Agreement, all the operating expenses of each Fund other than the Funds' investment advisory fees, if any, fees under the Distribution Plan, if any, interest, taxes, brokerage costs and other capital expenses, expenses of the non-interested Trustees of the Funds (including counsel fees) and any extraordinary expenses.

     Green Century Capital was founded in 1991 by a partnership of not-for-profit environmental advocacy organizations for the following purposes: to provide quality environmentally responsible investment opportunities to the members of its founding organizations and other environmentally conscious investors; to generate revenue to support the environmental research and advocacy work of its founding organizations; and to work in tandem with its founding organizations to promote greater corporate environmental responsibility by advocating that companies improve their environmental performance. As do the advocacy organizations that founded Green Century Capital, Green Century upholds the right of people to speak for the public interest and corporate responsibility.

     The Administration Agreement provides that it shall remain in force until terminated. The Administration Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by the Administrator, in each case on not less than 30 days' written notice to the other party. The Administration Agreement further provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust or the performance of its duties, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of the reckless disregard of its obligations and duties.

     For such administrative services, the Administrator receives a fee from the Balanced Fund at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Balanced Fund (including investment advisory and distribution fees), on an annual basis, do not exceed 2.50% of the Balanced Fund's average daily net assets up to $30 million, 2.25% on average net assets from $30 million to $100 million, and 1.75% on average net assets in excess of $100 million. The Administrator receives a fee from the Equity Fund at a rate such that immediately following any payment to the Administrator, the combined total operating expenses of the Fund and the Index Portfolio (including investment advisory fees and any amortization of organization expenses), on an annual basis, do not exceed 1.50% of the Equity Fund's average daily net assets.

     For the fiscal years ended June 30, 1997 and 1998, the Balanced Fund accrued administrative services fees aggregating $134,417 and $209,666, respectively. For the one-month period ended July 31, 1998, the

Balanced Fund accrued administrative service fees aggregating $20,597. For the fiscal year ended July 31, 1999, the Balanced Fund accrued administrative fees aggregating $209,905. For the fiscal years ended July 31, 1997, 1998 and 1999, the Equity Fund accrued administrative service fees to the Administrator of the Trust aggregating $27,359, $122,190 and $281,718, respectively.


SUBADMINISTRATOR Pursuant to a Subadministration Agreement dated July 7, 1997 (the "Subadministration Agreement"), between the Administrator and Sunstone Financial Group, Inc. ("Sunstone"), Sunstone provides certain day-to-day administrative services to the Trust, under the supervision and direction of the Administrator of the Trust. The Subadministration Agreement provides that it shall continue to July 7, 1998 unless sooner terminated, and thereafter will continue automatically in effect for successive annual periods until terminated. The Agreement may be terminated at any time with respect to any one or both Funds without penalty (i) upon mutual consent of the parties, or (ii) by either party upon not less than ninety (90) days' written notice.

     The Subadministration Agreement provides further that Sunstone shall not be liable for any error of judgment or mistake of law or for any loss suffered by Green Century Capital or the Funds in connection with the matters to which the Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Subadministration Agreement.


     Sunstone receives a fee from the Administrator (not the Funds) for its administrative services on behalf of the Administrator, which fee is based on each Fund's average net assets beginning at the annual rate of 0.175% on the first $50,000,000 of average net assets and decreasing as assets reach certain levels, subject to an annual minimum for each Fund of $35,000 in the first year, $40,000 in the second year, and $50,000 in the third year. The minimum annual fee increases 6.0% each year after year three. Sunstone does not act or serve in any capacity with respect to the Index Portfolio. For the fiscal year ended June 30, 1998 and the one month ended July 31, 1998, the Administrator paid fees of $34,436 and $3,304, respectively, to Sunstone relating to services performed on behalf of the Balanced Fund. For the fiscal year ended July 31, 1999, the Administrator paid fees of $40,685 to Sunstone relating to services performed on behalf of the Balanced Fund. For the years ended July 31, 1998 and 1999, the Administrator paid fees of $35,388 and $40,685, respectively, to Sunstone relating to services performed on behalf of the Equity Fund.


     Prior to July 7, 1997, Signature Broker-Dealer Services, Inc. ("Signature") served as the subadministrator of the Funds. For the fiscal years ended June 30, 1995, 1996 and 1997, Green Century Capital paid subadministrative services fees to Signature for its subadministrative services for the Equity Fund and the Balanced Fund aggregating $4,602, $10,708, and $16,062, respectively. For the period July 1, 1997 to July 6, 1997, Green Century Capital Management paid subadministrative services fees to Signature aggregating $273.

TRANSFER AGENT Effective November 16, 1998, the Trust entered into a transfer agency agreement with Unified Fund Services, Inc. ("Unified") pursuant to which Unified acts as transfer agent for the Trust (the "Transfer Agent"). Unified maintains an account for each shareholder of each Fund, performs other transfer agency functions and acts as dividend disbursing agent for each Fund. Prior to November 16, 1998, Investors Bank & Trust Company ("IBT") served as transfer agent for the Trust.

CUSTODIAN Pursuant to a Custodian Agreement with each of the Trust and the Index Portfolio, IBT also acts as the custodian of the Funds' assets (i.e., cash and securities or, in the case of the Equity Fund, its interest in the Index Portfolio) and as the custodian of the Index Portfolio's assets (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Funds' and the Index Portfolio's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Funds' and the Index Portfolio's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of shares and interests in the Fund and the Index Portfolio, respectively. Securities held by the Funds and the Index Portfolio may be deposited into certain securities depositaries. The Custodian does not determine the investment policies of the Funds or the Index Portfolio nor does the Custodian decide which securities the Funds or the Index Portfolio will buy or sell. The Index Portfolio may, however, invest in securities of the Custodian and may deal with the Custodian as a principal in securities transactions. For its services, IBT will receive such compensation as may from time to time be agreed upon by it and the Funds and the Index Portfolio, as the case may be.

DISTRIBUTION PLAN


     The Trust has adopted a Distribution Plan with respect to the Balanced Fund in accordance with Rule 12b-1 under the 1940 Act after concluding that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders. The Trust has not adopted a Distribution Plan with respect to the Equity Fund. The Distribution Plan provides that the Balanced Fund shall pay a fee to Sunstone Distribution Services, LLC, as the distributor of shares of the Balanced Fund (the "Distributor"), at an annual rate not to exceed 0.25% of the Fund's average daily net assets in anticipation of, or as reimbursement for expenses (i) of compensating broker-dealers with trail or maintenance commissions and (ii) of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Prior to July 7, 1997, Signature served as distributor of the shares of the Trust. For the fiscal years ended June 30, 1997 and 1998, the Balanced Fund accrued distribution fees aggregating $22,403 and $34,944, respectively. For the one-month period ended July 31, 1998, the Balanced Fund accrued distribution fees aggregating $3,437. For the fiscal year ended July 31, 1999, the Balanced Fund accrued distribution fees aggregating $34,984; of which $22,911 was spent on advertising and $12,073 was spent on printing and mailing of prospectuses to other than current shareholders.


     The Distribution Plan will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to the Plan ("Qualified Trustees"). The Distribution Plan requires that the Trust shall provide to its Board of Trustees, and its Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The Distribution Plan further provides that the selection and nomination of the Qualified Trustees shall be committed to the discretion of the disinterested Trustees then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or by a vote of the shareholders of the Balanced Fund. The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Plan, and for the first two years the Distributor will preserve such copies in an easily accessible place.

     The Distributor acts as the agent of the Trust in connection with the offering of shares of the Balanced Fund and the Equity Fund pursuant to a Distribution Agreement. After the prospectuses and periodic reports have been prepared, set in type and mailed to existing shareholders, the Distributor pays for the printing and distribution of copies thereof which are used in connection with the offering of shares of the Funds to prospective investors.

FINANCIAL INTERMEDIARIES

Green Century Capital Management may enter into contracts with banks, brokers and other financial intermediaries (AFinancial Intermediaries@). When a customer of the Financial Intermediary purchases or redeems shares through that Financial Intermediary (and/or through designated intermediaries of the Financial Intermediary) it provides certain services such as: (1) necessary personnel and facilities to establish and maintain certain shareholders accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Green Century Funds; (2) assists in processing purchase and redemption transactions; (3) arranges for the wiring of funds; (4)transmits and receives funds in connection with customer orders to purchase or redeem shares of the Funds; (5) provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; (6) furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; (7) transmits proxy statements, annual reports, updated prospectuses and other communications from the Green Century Funds to its customers; (8) and receives, tabulates and transmits to the Green Century Funds proxies executed by its customers with respect to meetings of shareholders of the Funds. For these services, the Financial Intermediary receives fees from Green Century Capital Management as agreed upon from time to time between Green Century Capital Management and such Financial Intermediary.

An investor who has an account with a Financial Intermediary may place purchase orders for Fund shares with the Green Century Funds through that Financial Intermediary. The Funds will be deemed to have received the purchase or redemption order for Fund shares when a Financial Intermediary or its designated intermediary accepts the purchase or redemption order and such orders will be priced at each Fund's net asset value after the acceptance of the purchase or redemption order by a Financial Intermediary or its designated intermediary. Each Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers. A transaction or other fee may be charged by a Financial Intermediary on the purchase of Fund shares. Each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares. Shares held by a Financial Intermediary on behalf of a shareholder must be redeemed through that Financial Intermediary. A transaction or other fee may be charged by a Financial Intermediary on the redemption of Fund shares.


NET ASSET VALUE; REDEMPTION IN KIND

     The net asset value of each Fund's shares is determined each day the New York Stock Exchange is open for trading ("Fund Business Day"). (As of the date of this Statement of Additional Information, such Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) This determination of net asset value of shares of the Fund is made once during each such day as of the close of the New York Stock Exchange (usually 4:00 p.m., Eastern time) in the case of the Funds by deducting the amount of the Fund's liabilities from the value of its assets and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

     Valuation Procedures: Balanced Fund--In valuing the Balanced Fund's assets, a security listed on the New York Stock Exchange (and not subject to restrictions against sale by the Fund on such Exchange) will be valued at its last sale price on such Exchange. Lacking any sales, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities which are quoted on the NASD National Market System, for which there have been sales of such securities, will be valued at the last sale price reported on such system. If there are no such sales, the value will be the high or "inside" bid, which is the bid supplied by the NASD on its NASDAQ System for such securities in the over-the-counter market. The value of such securities quoted on the NASDAQ System, but not listed on the National Market System, will be valued at the high or "inside" bid. Unlisted securities which are not quoted on the NASDAQ System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such securities in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at their fair value as determined in good faith by the Trustees although the actual calculation may be done by others. Short-term corporate investments with remaining maturities of sixty days or less are valued at amortized cost. Open futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case such positions will be valued by or under the direction of the Trustees.

     Subject to the Trust's compliance with applicable regulations, the Trust has reserved the right to pay the redemption price of shares of the Balanced Fund, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Trust is obligated with respect to any one investor during any 90 day period to redeem shares of the Balanced Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets at the beginning of such 90 day period.

     Valuation Procedures: Equity Fund and Index Portfolio--The value of the Index Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same day as the Equity Fund determines its net asset value per share. The net asset value of the Equity Fund's investment in the Index Portfolio is equal to the Fund's pro rata share of the total investment of the Fund and of other investors in the Index Portfolio less the Fund's pro rata share of the Index Portfolio's liabilities. Equity securities held by the Index Portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. If the Index Portfolio purchases option contracts, such option contracts which are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Short-term obligations with remaining maturities of less than sixty days are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Index Portfolio. Index Portfolio securities (other than short-term obligations with remaining maturities of less than sixty days) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Index Portfolio's Board of Trustees.

PERFORMANCE ADVERTISING



     Equity Fund and Balanced Fund--The average annual total rate of return of the Funds will be calculated for any period by (a) dividing (i) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, (b) raising the quotient to a power equal to 1 divided by the number of years in the period, and (c) subtracting 1 from the result.

     The total rate of return of the Funds for any specified period will be calculated by (a) dividing (i) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result.


     For the period March 18, 1992 (commencement of operations) through July 31, 1999, the average annual total return of the Balanced Fund was 7.75%. The Balanced Fund's average annual total return for the one and five year periods ended July 31, 1999 were 4.93% and 11.64%, respectively.

     The Equity Fund's total rate of return for the fiscal year ended July 31, 1999 was 21.56%. The Fund's average annual total return for the five years ended July 31, 1999 was 26.22%. The Fund's average annual total return for the fiscal periods since the Index Portfolio's commencement of investment operations (June 3, 1991) through July 31, 1999 was 18.44%. The Equity Fund, which commenced investment operations on September 13, 1995, invests all of its Assets in the Index Portfolio, a separate registered investment company which commenced investment operations on June 3, 1991 and commenced operations on August 10, 1990. Consistent with applicable regulatory guidance, performance for the period from June 3, 1991 to the commencement of operations of the Equity Fund will reflect the investment performance of the Index Portfolio. The performance for this prior period reflects the deduction of the charges and expenses of the Equity Fund set forth in the Expense Table in the Prospectus.

     Total rate of return and yield information with respect to the Social Index will be computed in the same fashion as set forth above with respect to the Equity Fund, except that for purposes of this computation an investment will be assumed to have been made in a portfolio consisting of all of the stocks comprising the Social Index weighted in accordance with the weightings of the stocks comprising the Social Index. Performance information with respect to the Social Index will not take into account brokerage commission and other transaction costs which will be incurred by the Index Portfolio.

     The total rate of return should not be considered a representation of the total rate of return of the respective Fund or the Index Portfolio in the future since the total rate of return is not fixed. Actual total rates of return will depend on changes in the market value of, and dividends and interest received from, the investments held by the Funds or Index Portfolio and expenses of the Funds and the Index Portfolio during the period. Performance is historical and will fluctuate. An investor's shares when redeemed may be worth more or less than their original cost.

     Total rate of return information may be useful for reviewing the performance of a Fund or the Index Portfolio and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, total rate of return fluctuates, and this should be considered when reviewing performance or making comparisons.

     Any current "yield" quotation of the Funds shall consist of an annualized historical yield, carried to at least the nearest hundredth of one percent, based on a 30 calendar day or one-month period and shall be calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

     The performance of the Funds may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Funds may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

FEDERAL TAXES


     Each year, the Trust intends to qualify each Fund and elect that each Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under Subchapter M of the Code each Fund will not be subject to federal income taxes on amounts distributed to shareholders. As long as each Fund qualifies as a "regulated investment company" under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of a Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies or other income derived with respect to its business of investing in such securities; and (b) the holdings of a Fund are diversified so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund's assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies). In addition, in order not to be subject to federal income tax, at least 90% of a Fund's net investment income and net short-term capital gains earned in each year must be distributed to the Fund's shareholders. If a Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.

     Shareholders of the Funds will normally have to pay federal income taxes and any state or local income taxes on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. A portion of the Funds' net investment income and short-term capital gains dividends is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for a particular corporate shareholder is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Distributions of net capital gains, whether made in cash or in additional shares, may receive favorable tax treatment without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the divided is declared. The Funds will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

     Gains or losses on sales of securities for the Funds may receive favorable tax treatment if the securities have been held by it longer than the applicable holding period except in certain cases where a put has been acquired or a call has been written thereon for the Fund. Other gains or losses on the sale of securities will be short-term capital gains or losses.

     Options--Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities. If an option written for the Balanced Fund or the Index Portfolio lapses or is terminated through a closing transaction, such as a repurchase for the Balanced Fund or the Index Portfolio of the option from its holder, the Balanced Fund or the Index Portfolio may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid in the closing transaction. If securities are sold for the Balanced Fund or the Index Portfolio pursuant to the exercise of a call option written for it, the premium received will be added to the sale price of the securities delivered in determining the amount of gain or loss on the sale.

     Certain option contracts held for the Balanced Fund and the Index Portfolio at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Balanced Fund or the Index Portfolio has held such options.

The Balanced Fund or the Index Portfolio may be required to defer the recognition of losses on stock or securities to the extent of any unrecognized gain on offsetting positions held for it.

     Redemption of Shares--Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than the applicable holding period, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of Fund shares held one year or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Fund shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.

     Investment Activities--The Balanced Fund's and Index Portfolio's activities in options may be restricted by the requirements of the Internal Revenue Code for qualification as a regulated investment company. In addition, the Balanced Fund's and the Index Portfolio's activities involving futures contracts and forward contracts may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

     The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (par value $0.01 per share) of each series and to divide or combine the shares into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series. The Funds are the only current series of shares of the Trust, and the Trust has reserved the right to create and issue additional series of shares. Each share of a series represents an equal proportionate interest in that series with each other share of that series. The shares of each series participate equally in the earnings, dividends and assets of the particular series. Shares of each series are entitled to vote separately to approve advisory agreements or changes in fundamental investment policy, but shares of all series may vote together in the election or selection of Trustees, principal underwriters and accountants. Upon liquidation or dissolution of a series, shareholders of that series would be entitled to share pro rata in the net assets of that series available for distribution to shareholders.

     Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. The Trust is not required and has no present intention to hold annual meetings of shareholders, but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (i.e., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. (See "Investment Objectives, Policies and Restrictions Investment Restrictions".) Shares have no preference, preemptive, conversion or similar rights. Shareholders in the Fund do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees if they chose to do so. Shares, when issued, are fully paid and nonassessable, except as set forth below. The Fund may be terminated (i) upon sale of its assets, if approved by the vote of the holders of two thirds of its outstanding shares, except that if the Board of Trustees recommends such sale of assets, the approval by vote of the majority of the Fund's outstanding shares will be sufficient, or (ii) by the vote of the holders of the majority of the Fund's outstanding shares, or (iii) by the Trustees of the Trust by written notice to the shareholders. If not so terminated, each Fund will continue indefinitely.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

     The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The Index Portfolio is organized as a trust under the laws of the State of New York. The Equity Fund and other entities investing in the Index Portfolio (e.g., other investment companies and common and commingled trust funds) are each liable for all obligations of the Index Portfolio.

     Each investor in the Index Portfolio, including the Equity Fund, may add to or reduce its investment in the Index Portfolio on each Fund Business Day. At the close of each such business day, the value of each investor's interest in the Index Portfolio will be determined by multiplying the net asset value of the Index Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Index Portfolio effective for that day. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The investor's percentage of the aggregate beneficial interests in the Index Portfolio will then be re-computed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Index Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Index Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Index Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Index Portfolio by all investors in the Index Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Index Portfolio as of the close of business on the following Fund Business Day.

     The Trustees of Green Century have adopted the following policy with respect to voting shares of the Index Portfolio held by the Equity Fund:
Whenever the Equity Fund is requested to vote on a matter pertaining to the Index Portfolio, the Trustees will, in their discretion and in accordance with applicable law, either seek instructions from shareholders of the Equity Fund and vote the shares only in accordance with such instructions, or vote the shares held by the Equity Fund in the same proportion as the vote of all other holders of shares in the Index Portfolio. Whenever the Trustees determine to seek the instructions of the Equity Fund shareholders, the Equity Fund will hold a meeting of its shareholders and, at the meeting of investors in the Index Portfolio, the Equity Fund will cast all of its votes in the same proportion as the votes of the Equity Fund's shareholders. Equity Fund shareholders who do not vote will not affect the Equity Fund's votes at the Index Portfolio meeting. Shares of the Equity Fund for which no voting instructions have been received will be voted by the Trustees in the same proportion as the shares for which it receives voting instructions.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS


                                  BALANCED FUND

     Specific decisions to purchase or sell securities for the Fund are made by a portfolio manager who is an employee of the Subadviser and who is appointed and supervised by its senior officers. Changes in the Fund's investments are reviewed by the Board of Trustees. The Fund's portfolio manager may serve other clients of the respective Subadviser in a similar capacity.

     Decisions concerning the execution of portfolio security transactions of the Balanced Fund, including the selection of the market and the broker-dealer firm, are made by the Subadviser. The Subadviser is also responsible for the execution of transactions for all other accounts managed by it.

     The Subadviser places the security transactions of the Balanced Fund and of all other accounts managed by it for execution with many broker-dealer firms. The Subadviser uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Fund and (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Subadviser will use its best judgement in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the general execution and operational capabilities of the broker-dealer, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, reliability, experience and financial condition of the broker-dealer, the value and quality of services rendered by the broker-dealer in other transactions, and the reasonableness of the commission, if any. Transactions on United States stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities usually involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received by the Fund usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid by the Fund often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although commissions paid on portfolio security transactions will, in the judgement of the Subadviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Subadviser's other clients in part for providing brokerage and research services to the Subadviser.

     As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Balanced Fund may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of the overall responsibilities which the Subadviser and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, the Subadviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

     It is a common practice in the investment advisory industry for the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assists such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which these broker-dealers have arrangements. Consistent with this practice, the Subadviser receives Research Services from many broker-dealer firms with which the Subadviser places the Fund transactions and from third parties which with these broker-dealers have arrangements. These Research Services include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the Subadviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the Subadviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Balanced Fund is not reduced because the Subadviser receives such Research Services. The Subadviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which the Subadviser believes are useful or of value to it rendering investment advisory services to its clients.

     Securities considered as investments for the Balanced Fund may also be appropriate for other investment accounts managed by the Subadviser or its affiliates. The Subadviser will attempt to allocate equitably portfolio security transactions among the Fund and the portfolios of its other investment accounts whenever decisions are made to purchase or sell securities by the Fund and one or more of such other accounts simultaneously. In making such allocations, the main factors to be considered are the respective investment objectives of the Fund and such other accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such accounts, the size of investment commitments generally held by the Fund and such accounts and the opinions of the persons responsible for recommending investments to the Fund and such accounts. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Trust and the Fund that the benefits available from the Subadviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.


     For the fiscal years ended June 30, 1997 and 1998, the Balanced Fund paid brokerage commissions aggregating $20,762 and $33,721, respectively. For the one-month period ended July 31, 1998, the Balanced Fund paid brokerage commissions aggregating $1,701. For the fiscal year ended July 31, 1999, the Balanced Fund paid brokerage commissions aggregating $39,909. Approximately 50% of the brokerage commissions were allocated primarily on the basis of research services provided for each such period.

     The portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less). Higher levels of Fund activity result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made for the Fund whenever necessary, in management's opinion, to meet the Fund's objective. The portfolio turnover rate of the Balanced Fund for the fiscal years ended June 30, 1997 and 1998 was 109% and 96%, respectively. The portfolio turnover rate for the Balanced Fund for the one-month period ended July 31, 1998 was 4%. The portfolio turnover rate for the Balanced Fund for the fiscal year ended July 31, 1999 was 91%.


                         EQUITY FUND AND INDEX PORTFOLIO

     Specific decisions to purchase or sell securities for the Index Portfolio are made by a portfolio manager who is an employee of Mellon Equity and who is appointed and supervised by its senior officers. Changes in the Index Portfolio's investments are reviewed by its Board of Trustees. The portfolio manager of the Index Portfolio may serve other clients of Mellon Equity in a similar capacity.


     Frequent changes in the Index Portfolio's holdings may result from the policy of attempting to correlate the Index Portfolio's securities holdings with the composition of the Social Index, and the frequency of such changes will increase as the rate and volume of purchases and redemptions of shares of the Index Portfolio increases. The annual portfolio turnover rates of the Index Portfolio for the fiscal years ended July 31, 1997, 1998 and 1999 were 1%, 5% and 8%, respectively.


     The Index Portfolio's primary consideration in placing securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. Mellon Equity attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Index Portfolio and other clients of Mellon Equity on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), Mellon Equity normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to Mellon Equity on the tender of the Index Portfolio's securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Index Portfolio by Mellon Equity. At present no other recapture arrangements are in effect. Consistent with the foregoing primary consideration, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Index Portfolio may determine, Mellon Equity may consider sales of shares of the Equity Fund and of securities of other investors in the Index Portfolio as a factor in the selection of broker-dealers to execute the Index Portfolio's securities transactions. Neither the Index Portfolio nor the Equity Fund will engage in brokerage transactions with DSI, Mellon Equity or Green Century Capital or any of their respective affiliates or any affiliate of the Equity Fund or the Index Portfolio.

     Under the Submanagement Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, Mellon Equity may cause the Index Portfolio to pay a broker-dealer acting on an agency basis which provides brokerage and research services to Mellon Equity or DSI an amount of commission for effecting a securities transaction for the Index Portfolio in excess of the amount other broker-dealers would have charged for the transaction if Mellon Equity determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or Mellon Equity's or DSI's overall responsibilities to the Index Portfolio or to its other clients. Not all of such services are useful or of value in advising the Index Portfolio.

     The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement. However, because of the Index Portfolio's policy of investing in accordance with the Social Index, Mellon Equity and DSI currently intend to make only a limited use of such brokerage and research services.

     Although commissions paid on every transaction will, in the judgment of Mellon Equity, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Index Portfolio and Mellon Equity's or DSI's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement. Certain broker-dealers may be willing to furnish statistical, research and other factual information or services to Mellon Equity or DSI for no consideration other than brokerage or underwriting commissions.

     Mellon Equity and DSI attempt to evaluate the quality of research provided by brokers. Mellon Equity and DSI sometimes use evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions. However, neither Mellon Equity nor DSI is able to quantify the amount of commissions which are paid as a result of such research because a substantial number of transactions are effected through brokers which provide research but which are selected principally because of their execution capabilities.

     The fees that the Index Portfolio pays to Mellon Equity and DSI will not be reduced as a consequence of the Index Portfolio's receipt of brokerage and research services. To the extent the Index Portfolio's securities transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Index Portfolio will exceed those that might otherwise be paid for such portfolio transactions and research, by an amount which cannot be presently determined. Such services may be useful and of value to Mellon Equity or DSI in serving both the Index Portfolio and other clients and, conversely, such services obtained by the placement of brokerage business of other clients may be useful to Mellon Equity or DSI in carrying out its obligations to the Index Portfolio. While such services are not expected to reduce the expenses of Mellon Equity or DSI, Mellon Equity or DSI would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff. For the fiscal years ended July 31, 1997, 1998 and 1999 the Index Portfolio paid brokerage commissions of $101,337, $175,344 and $327,338. For the fiscal years ended July 31, 1997, 1998 and 1999, the Equity Fund paid no brokerage commissions.


     In certain instances there may be securities which are suitable for the Index Portfolio as well as for one or more of Mellon Equity's or DSI's other clients. Investment decisions for the Index Portfolio and for Mellon Equity's or DSI's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Index Portfolio is concerned. However, it is believed that the ability of the Index Portfolio to participate in volume transactions will produce better executions for the Index Portfolio.

INDEPENDENT AUDITORS AND EXPERTS



     KPMG LLP are the independent auditors of the Balanced Fund, the Equity Fund and the Index Portfolio, providing audit services and review of filings with the SEC. Prior to July 1, 1995, other auditors served as independent auditors of the Balanced Fund. The financial statements of the Funds incorporated herein by reference have been so incorporated by reference in reliance upon the report of KPMG LLP as experts in accounting and auditing. The financial statements of the Index Portfolio incorporated herein by reference have been so incorporated by reference in reliance upon the report of KPMG LLP as experts in accounting and auditing.


ADDITIONAL INFORMATION

     A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the net asset value of, the Funds' portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

     With respect to the securities offered by the Funds' Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS


     The financial statements of the Funds and the Index Portfolio as of July 31, 1999 have been filed as part of each of the Fund's annual report with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder, are hereby incorporated herein by reference from such report. A copy of such report will be provided, without charge, to each person receiving this Statement of Additional Information.

APPENDIX - DESCRIPTION OF SECURITIES RATINGS(1)


DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM DEBT

Moody's short term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

Issuers rated PRIME-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

          Leading market positions in well established industries.
          High rates of return on funds employed.
          Conservative capitalization structure with moderate reliance on debt and ample asset protection.
          Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
          Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S CORPORATE BOND RATINGS:

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH INVESTORS SERVICE, INC.

INVESTMENT GRADE BOND RATINGS

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligors ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligors ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS

BB: Bonds are considered speculative. The obligors ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligors limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1 " categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

DUFF & PHELPS

INVESTMENT GRADE BOND RATINGS

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AND AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, AND A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, AND BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

HIGH YIELD BOND RATINGS

BB+, BB, AND BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, AND B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior

COMMERCIAL PAPER/CERTIFICATES OF DEPOSIT

CATEGORY 1: TOP GRADE

DUFF 1 PLUS: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S.
Treasury short-term obligations.

DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

DUFF 1 MINUS: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

CATEGORY 2: GOOD GRADE

DUFF 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

CATEGORY 3: SATISFACTORY GRADE

DUFF 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

                                    * * * * *

NOTES:

1 The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund's fiscal year end.

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. The Balanced Fund is dependent on the investment adviser's or investment subadviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                                     PART C


                                OTHER INFORMATION


ITEM 23   EXHIBITS:

          a-1 Declaration of Trust. (Incorporated by reference to Exhibit 1(a) of Post-Effective Amendment No .8 to Registrant's Registration Statement on Form N-1A)

          a-2 First Amended and Restated Establishment and Designation of Series of the Trust. (Incorporated by reference to Exhibit 1(b) of Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A)

          a-3 Second Amended and Restated Establishment and Designation of Series of the Trust. (Incorporated by reference to Exhibit 1(c) of Post-Effective No.8 to Registrant's Registration Statement on Form N-1A)

          a-4 Third Amended and Restated Establishment and Designation of Series of the Trust. (Incorporated by reference to Exhibit 1(d) of Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A)

          b. By-Laws of the Trust. (Incorporated by reference to Exhibit 2 of Post Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A)

          c.   None.

          d-1 Investment Advisory Agreement between Registrant and Green Century Capital Management, Inc. (Incorporated by reference to
               Exhibit 5(a) of Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A)

          d-2 Investment Subadvisory Agreement with respect to the Green Century Balanced Fund between Green Century Capital Management, Inc. and Adams, Harkness & Hill, Inc. (Incorporated by reference to Exhibit d-2 of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A)

          e. Distribution Agreement between the Registrant and Sunstone Distribution Services, LLC. (Incorporated by reference to Exhibit

               6(b) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A)

          f.   None.

          g. Custodian Agreement between Registrant and Investors Bank and Trust Company. (Incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A)

          h-1 Transfer Agent Agreement between Registrant and Unified Fund Services, Inc. (Incorporated by reference to Exhibit 8(c) of Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A)

          h-2 Amended and Restated Administrative Services Agreement between Registrant and Green Century Capital Management, Inc. (Incorporated by reference to Exhibit 9(a) of Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A)

          h-3 Sub-Administration Agreement between Green Century Capital Management, Inc. and Sunstone Financial Group, Inc. (Incorporated by reference to Exhibit 9(d) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A)

          i. Opinion of Dana, Bingham & Gould, counsel for Registrant (To be filed by amendment)

          j.   Consent of Independent Accountants

          k.   None.

          l. Investment representation letters of initial shareholder. (Incorporated by reference to Exhibit 13 of Pre-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A)

          m. Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). (Incorporated by reference to Exhibit 15(b) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A)

          n.   None

          p.   None
          q-1 Powers of Attorney with respect to the Domini Social Index Portfolio (Julia Elizabeth Harris, Kirsten S. Moy, Frederick C. Williamson, Sr., Gregory A. Ratliff, Timothy Smith, William C. Osborn, Karen Paul)

          q-2 Powers of Attorney with respect to The Green Century Funds (Douglas M. Husid, David J. Fine, Steven Kadish, Stephen Morgan,
               C. William Ryan, James H. Starr, Wendy Wendlandt, Douglas Phelps)

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE TRUST.

          Registrant neither controls any person nor is under common control with any other person.

ITEM 25. INDEMNIFICATION.

          Reference is made to Article V of the Trust's Declaration of Trust, filed as Exhibit a-1 to this Registration Statement.

          Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the Trust's Declaration of Trust, or otherwise, the Trust has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND INVESTMENT SUBADVISER.

          Reference is made to the Form ADV (File No. 801-39630) of Green Century Capital Management, Inc. last filed with the SEC on January 19, 1999, and the Form ADV (File No. 801-15930) of Adams Harkness & Hill, Inc. last filed with SEC on May 27, 1999. The information required by Item 26 hereof is included in Schedule D of the respective Form ADV and such information is incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS.

     (a) Sunstone Distribution Services, LLC currently serves as distributor of the shares of: Choice Funds, The Haven Capital Management Trust, First Omaha Funds, Inc., JohnsonFamily Funds, Inc., The Marsico Investment Trust and Fund La Crosse Funds, Inc.

     (b) To the best of Registrant's knowledge, the executive officers of Sunstone Distribution Services, LLC, distributor for Registrant, are as follows:


NAME AND PRINCIPAL                       POSITIONS AND OFFICES WITH SUNSTONE             POSITIONS AND OFFICES
BUSINESS ADDRESS                         DISTRIBUTION SERVICES, LLC.                     WITH REGISTRANT
----------------                         ---------------------------                     ---------------
Miriam M. Allison                        President                                       None
207 E. Buffalo Street
Suite 400
Milwaukee, WI  53202

Daniel S. Allison                        Secretary                                       None
207 E. Buffalo Street
Suite 400
Milwaukee, WI  53202

Peter Hammond                            Vice President                                  None
207 E. Buffalo Street
Suite 400
Milwaukee, WI  53202

Therese A. Ladwig                        Vice President                                  None
207 East Buffalo Street
Suite 400
Milwaukee, WI  53202


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

          All accounts, books or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the Registrant, at Registrant's business office, except (1) records held and maintained by Investors Bank & Trust Company, 200 Clarendon St., Boston, MA, 02116, relating to its function as custodian; (2) records held and maintained by Sunstone Financial Group, Inc., 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin, 53202, relating to its function as subadministrator; (3) records held and maintained by Sunstone Distribution Services, LLC, 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202, relating to its role as distributor; and (4) records held and maintained by Unified

Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, relating to its function as transfer agent.





ITEM 29. MANAGEMENT SERVICES.

     All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

ITEM 30. UNDERTAKINGS.

     (a) The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the 1940 Act were applicable to the Registrant except that the request referred to in the third full paragraph thereof may only be made by 10% of the outstanding shares of the Registrant, regardless of the net asset value or value of shares held by such requesting shareholders.

     (b) If the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders, the Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 (the "1933 Act") and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 13 to its Registration Statement under Rule 485(b) and has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the of City of Boston and the Commonwealth of Massachusetts on the 23rd day of November, 1999.

                                      GREEN CENTURY FUNDS



                                      By:/s/ Kristina A. Curtis
                                         --------------------------------
                                         Treasurer


     Pursuant to the requirements of the 1933 Act, this Amendment to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated on November 23, 1999.


Signature                                        Title
---------                                        -----
DOUGLAS M. HUSID*                                President, Chief Executive Officer and
---------------------------------                Trustee
Douglas M. Husid


/s/Kristina A. Curtis                            Treasurer, Principal Financial Officer and
---------------------------------                Principal Accounting Officer
Kristina A. Curtis


DAVID J. FINE*                                   Trustee
---------------------------------
David J. Fine


STEVEN KADISH*                                   Trustee
---------------------------------
Steven Kadish


Signature                                        Title
---------                                        -----
STEPHEN MORGAN*                                  Trustee
---------------------------------
Stephen Morgan


C. WILLIAM RYAN*                                 Trustee
---------------------------------
C. William Ryan


JAMES H. STARR*                                  Trustee
---------------------------------
James H. Starr


WENDY WENDLANDT*                                 Trustee
---------------------------------
Wendy Wendlandt


DOUGLAS H. PHELPS*                               Trustee
---------------------------------
Douglas H. Phelps


*By:/s/Kristina A. Curtis
    ---------------------
Attorney-in-fact

*Pursuant to Power of Attorney filed herewith.

                                   SIGNATURES

     Domini Social Index Portfolio (the "Index Portfolio") certifies that it meets all of the requirement for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this post-effective amendment to the Registration Statement on Form N-1A (File No. 33-41692) of Green Century Funds (the "Trust") to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 23rd day of November, 1999.

                                   DOMINI SOCIAL INDEX PORTFOLIO


                                   By:  /s/Amy L. Domini
                                        ----------------
                                        Amy L. Domini
                                        President

     This post-effective amendment to the Registration Statement on Form N-1A (File No. 33-41692) of the Trust has been signed below by the following persons in the capacities indicated on November 23, 1999.


Signature                                    Title
---------                                    -----
/s/Amy L. Domini                             President (Principal Executive Officer) of
----------------                             the Index Portfolio
Amy L. Domini


/s/Amy L. Domini
----------------
Amy L. Domini


Julia Elizabeth Harris*                      Trustee of the Index Portfolio
---------------------------------
Julia Elizabeth Harris

Kirsten S. Moy*                              Trustee of the Index Portfolio
---------------------------------
Kirsten S. Moy

William C. Osborn*                           Trustee of the Index Portfolio
---------------------------------
William C. Osborn

Karen Paul*                                  Trustee of the Index Portfolio
---------------------------------
Karen Paul

Gregory A. Ratliff*
---------------------------------
Gregory A. Ratliff

Timothy Smith*                               Trustee of the Index Portfolio
---------------------------------
Timothy Smith


Frederick C. Williamson*                     Trustee of the Index Portfolio
---------------------------------
Frederick C. Williamson


*By /s/ Amy L. Domini
    -----------------
    Amy L. Domini

*Pursuant to power of attorney filed herewith.